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                                                                  Exhibit 10.33


                                                               EXECUTION VERSION

                        AIRCRAFT LEASE AGREEMENT [N288SK]

                                     between

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION
             not in its individual capacity, except as expressly set
                    forth herein, but solely as Owner Trustee

                                    as Lessor

                                       and

                            CHAUTAUQUA AIRLINES, INC.

                                    as Lessee

                            Dated as of June 5, 2001

   One Embraer EMB-145LR aircraft bearing manufacturer's serial no. 145461 and
                     United States registration mark N288SK
   and the two Rolls-Royce Allison AE 3007-A1P engines bearing serial numbers
                             CAE311866 and CAE311867

THIS AIRCRAFT LEASE AGREEMENT (THIS "LEASE") HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN THE ORIGINAL COUNTERPART. THE COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART SHALL BE THE COUNTERPART THAT CONTAINS THE RECEIPT THEREFOR EXECUTED BY THE LESSOR ON THE SIGNATURE PAGE THEREOF. SEE SECTION 20.04 FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

                                    DUPLICATE
                     THIS IS NOT THE "ORIGINAL" COUNTERPART.



------------
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

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                       AIRCRAFT LEASE AGREEMENT [ N288SK]

     This AIRCRAFT LEASE AGREEMENT [N288SK] is made as of June 5, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, not in its individual capacity, except as expressly set forth herein, but solely as Owner Trustee (in such capacity, the "LESSOR"), and CHAUTAUQUA AIRLINES, INC., a New York corporation (the "LESSEE").

                                    RECITALS:

     WHEREAS, Lessee desires to lease from Lessor and Lessor is willing to lease to Lessee the Aircraft upon and subject to the terms and conditions of this Lease; and

     WHEREAS, the parties intend this Lease to constitute a true lease and not a security agreement;

     NOW IT IS HEREBY AGREED as follows:

                                    ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

     Section 1.01 DEFINITIONS. In this Lease, except as otherwise provided or unless the context otherwise requires, the following terms shall have the meanings set forth below:

     "ADDITIONAL INSURED" means the Owner Trustee (in its individual and trust capacities), the Beneficiary and any Financing Party.

     "AERO" means Aero Ltd, a Cayman Islands corporation.

     "AERONAUTICAL AUTHORITY" means as of any time of determination, the FAA, the JAA or other governmental airworthiness authority having jurisdiction over the Aircraft or the Airframe and Engines or engines attached thereto under the laws of the country in which the Airframe is then registered as provided in
Section 8.05.

     "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling 50% or more of any class of voting securities of such Person or otherwise controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" (including "controlled by" and "under common control with") shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

     "AIRCRAFT" means the Airframe described in EXHIBIT A-1 together with (a) the Engines relating to such Airframe, whether or not installed on such Airframe, (b) any and all Parts furnished with such Airframe and such Engines,
(c) all Aircraft Documents relating to such Airframe, Engines and Parts, and (d) all substitutions, replacements and renewals of any and all thereof made pursuant to the terms of this Lease title to which is, or is required pursuant to this Lease to be, vested in Lessor.

     "AIRCRAFT DOCUMENTS" means all technical data, manuals, log books and weight and balance sheets, and all inspection, modification and overhaul records and other service, repair, maintenance, and

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technical records that are maintained with respect to the Aircraft, Airframe,
Engines, APU, landing gears or parts (including, without limitation, all additions, renewals, revisions, and replacements of any such materials from time to time made, or required to be made, in accordance with the Maintenance Program and/or FAA regulations, and in each case in whatever form and by whatever means or medium such materials may be maintained or retained by or on behalf of Lessee, and including in any event the items identified in EXHIBIT B and back-to-birth life limited Parts traceability records); PROVIDED, HOWEVER, that all such material shall be maintained in the English language.

     "AIRCRAFT PRICE" has the meaning assigned to such term in the Purchase Agreement.

     "AIRFRAME" means (i) the Embraer model EMB-145LR aircraft (excluding the Engines and any other engines which may from time to time be installed thereon, but including any and all Parts which may from time to time be incorporated in, installed on or attached to such aircraft, and including any and all such Parts removed therefrom so long as title to such removed Parts remains vested in the Lessor under the terms of Article IX) originally delivered and leased hereunder, identified by national registration number and manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Airframe shall not have been substituted therefor pursuant to
Section 12.01, and (ii) a Replacement Airframe, so long as another Replacement Airframe shall not have been substituted therefor pursuant to Section 12.01.

     "AIRWORTHINESS DIRECTIVE" or "AD" means any airworthiness directive issued by the FAA and applicable to aircraft and engines of the same type as the Aircraft and the Engines.

     "AMM" has the meaning assigned to such term in the definition "Maintenance Program."

     "APPROVED INSURANCE BROKER" means an insurance broker meeting the requirements set forth in Section 11.07(a)(iii).

     "APPROVED INSURER" means a reputable insurer of nationally or internationally recognized responsibility and standing in aircraft insurances.

     "ASSIGNMENT NO. 1" means the Purchase Agreement Assignment No. 1 (N288SK), dated as of June 29, 2001, between Seller and Aero, together with the Consent and Agreement thereto dated as of June 29, 2001 executed and delivered by the Manufacturer.

     "ASSIGNMENT NO. 2" means the Purchase Agreement Assignment No. 2 (N288SK) dated as of June 29, 2001, between Aero and Lessor, together with the Consent and Agreement thereto dated as of June 29, 2001 executed and delivered by the Manufacturer and the guarantee executed and delivered by the Manufacturer of Aero's obligations thereunder in favor of Lessor, Lessee and Seller.

     "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C. Section.101 ET SEQ.) as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Bankruptcy Code (and any reference to a provision of the Bankruptcy Code shall refer to any successor provision(s), however designated).

     "BASIC TERM" means the period commencing on the Delivery Date and ending on but excluding the Expiration Date, or such earlier date on which this Lease shall be terminated as provided therein.

     "BENEFICIAL INTEREST" means all right, title and interest of the Beneficiary in, to and under the Trust Agreement.

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     "BENEFICIARY" means Mitsui & Co. (U.S.A.), Inc., a New York corporation.

     "BENEFICIARY GUARANTOR" means the provider of a Beneficiary Guaranty.

     "BENEFICIARY GUARANTY" means any guaranty delivered or to be delivered to support the obligations of the Beneficiary under the Operative Documents in connection with the transfer by the Beneficiary of the Beneficial Interest.

     "BILL OF SALE" means the warranty bill of sale relating to the Aircraft delivered to Lessor pursuant to the Purchase Agreement.

     "BUSINESS DAY" means a day other than a Saturday or a Sunday and other than a day on which banking institutions in Indianapolis, Indiana or New York, New York are required or authorized by law or order to be closed.

     "C CHECK" shall mean any inspection and related maintenance procedures designated as such by Lessee.

     "CITIZEN OF THE UNITED STATES" means a citizen of the United States as defined in Section. 40102(a)(15) of the Federal Aviation Act, or any analogous part of any successor or substituted legislation or regulation at the time in effect.

     "CLAIMS" has the meaning set forth in Section 1.01 of EXHIBIT H.

     "CLOSING DOCUMENTS" means each of the documents listed in EXHIBIT E.

     "CODE" means the United States Federal Internal Revenue Code of 1986, as amended from time to time, or any similar legislation of the United States enacted to supersede, amend, or supplement such Code (and any reference to a provision of the Code shall refer to any successor provision(s), however designated).

     "CPCP" has the meaning assigned to such term in the definition "Maintenance Program."

     "CYCLE" means one take-off and landing of the Aircraft or any aircraft on which the part or engine in question may at any time be installed.

     "DEFAULT" means an event or condition that is, or with the lapse of time, the giving of notice, the making of any determination or the fulfillment of any condition would constitute, an Event of Default.

     "DELIVERY" means the delivery of the Aircraft to and the acceptance of the Aircraft by Lessee for the purposes of this Lease, as evidenced by the execution and delivery by the Lessee of the Delivery Acceptance Certificate.

     "DELIVERY ACCEPTANCE CERTIFICATE" means a Delivery Acceptance Certificate, dated the Delivery Date, in substantially the form of EXHIBIT C.

     "DELIVERY DATE" means the date on which Delivery of the Aircraft occurs, as evidenced by the delivery by Lessee to Lessor of the Delivery Acceptance Certificate.

     "DELIVERY LOCATION" means Sao Jose dos Campos, Sao Paulo, Brazil or such other location in the United States as Lessor and Lessee may mutually agree.

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     "DOLLARS" and "$" means the lawful currency of the United States of
America.

     "ENGINE" means (i) each of the two Allison model AE3007A1P engines originally delivered and leased under this Lease, identified by manufacturer's serial number in the Lease Supplement executed and delivered on the Delivery Date, so long as a Replacement Engine shall not have been substituted therefor pursuant to Section 12.02, and (ii) a Replacement Engine, so long as another Replacement Engine shall not have been substituted therefor pursuant to Section 12.02, whether or not such engine or Replacement Engine, as the case may be, is from time to time installed on the Airframe or installed on any other aircraft, and including in each case all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom so long as title to such Parts remains vested in the Lessor under the terms of Article IX. The term "ENGINES" means, as of any date of determination, the two engines each of which is an Engine on that date.

     "ENGINE MANUFACTURER" means Rolls-Royce Corporation, a Delaware corporation.

     "ENGINE WARRANTY AGREEMENT" means the Rolls-Royce AE3007A Series Engine Warranty Agreement made effective as of April 30, 1999, among the Engine Manufacturer, Seller and the Lessee, as amended and supplemented from time to time.

     "ENGINE WARRANTY ASSIGNMENT AND CONSENT" means the Warranty Assignment Agreement and Consent [N288SK] dated as of June 5, 2001, between Seller and Lessor and consented to by the Engine Manufacturer.

     "EQUIVALENCY PAYMENT" has the meaning specified in EXHIBIT D-1 or EXHIBIT D-2, as applicable.

     "ERISA" means the Employee Retirement Income Security Act of 1974 and any regulations and rulings issued thereunder all as amended and in effect from time to time.

     "ERISA PLAN" means, individually or collectively, an employee benefit plan, as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA or any applicable regulation thereunder or a plan or individual retirement account which is subject to Section 4975(c) of the Code;

     "EVENT OF DEFAULT" means any event specified in Section 17.01.

     "EVENT OF LOSS" means any of the following events with respect to the Aircraft, the Airframe or any Engine whether or not installed on the Airframe (except for an Engine that has been replaced by a Replacement Engine):

          (a) loss of such property or its use due to theft, hijacking or disappearance for a period in excess of sixty (60) consecutive days, or in any event extending beyond the Term;

          (b) destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use for any reason whatsoever;

          (c) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or on the basis of a compromised or constructive total loss;

          (d) the condemnation, confiscation, appropriation or seizure of, or requisition of title to such property by any Governmental Entity or purported Governmental Entity;

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          (e) the condemnation, confiscation, appropriation or seizure of the use of such property by or on the authority of any Governmental Entity or purported Governmental Entity, that in any such case shall have resulted in the loss of possession thereof by Lessee for a period in excess of sixty
     (60) consecutive days for any Governmental Entity other than a United States Entity and one hundred eighty (180) days for any United States Entity (or in either case for such shorter period ending on the date that is seven (7) days from the date of receipt of an insurance settlement with respect to such property on the basis of a total loss) or in any event extending beyond the end of the Term;

          (f) in the case of any Engine, a deemed Event of Loss pursuant to clause (vi) or clause (vii) of Section 8.01(a).

The date of such Event of Loss shall be (aa) the 61st day following an Event of Loss described in clause (a); (bb) the date of an Event of Loss described in clause (b); (cc) the date of any insurance settlement in the case of an Event of Loss described in clause (c); (dd) the date of an Event of Loss described in clause (d); (ee) the 61st day following an Event of Loss described in clause (e) with respect to a Governmental Entity other than a United States Entity and the 181st day following an Event of Loss described in clause (e) with respect to a United States Entity; and (ff) the date of the deemed Event of Loss described in clause (f). An Event of Loss with respect to the Aircraft shall be deemed to have occurred if any Event of Loss occurs with respect to the Airframe.

     "EXPIRATION DATE" means the date specified as such in the Lease Supplement executed and delivered on the Delivery Date.

     "FAIR MARKET RENTAL VALUE" means in respect of the Aircraft at any time, the aggregate base rentals (which shall in no event be less than zero) which would be payable in an arm's-length transaction for cash under a lease of the Aircraft on an "as is", "where is" basis and otherwise on terms substantially identical (except for Basic Rent and Term) to the terms of this Lease for such period of time as such Fair Market Rental Value is to be determined between a willing lessor and a willing lessee both with full knowledge of the relevant facts, including the actual condition and maintenance status of the Aircraft at such time, and neither under any compulsion to enter into the transaction.

     "FAA" means the United States Federal Aviation Administration and any successor agency or agencies thereto.

     "FAA-FILED DOCUMENTS" means this Lease, the bill of sale on FAA Form 8050-2 executed by Aero, the Trust Agreement, the application for registration of the Aircraft with the FAA in the name of the Owner Trustee (together with any attachments thereto), and the Delivery Acceptance Certificate and Lease Supplement to be filed with the FAA in connection with the Delivery of the Aircraft.

     "FEDERAL AVIATION ACT" means subtitle VII of title 49 of the United States Code, as amended and in effect on the date of this Lease or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable.

     "FINANCING" means any financing arrangement to which Lessor is a party secured by an interest in the Aircraft or this Lease in accordance with Section 19.02.

     "FINANCING PARTY" means any party to a Financing, including any such party acting as lender in a Financing; PROVIDED that such lender (i) shall be a Person (other than a natural person) who is reasonably experienced in equipment leasing and financing transactions, (ii) shall not be an airline or other Person engaged in air transportation or a competitor of Lessee in the business of air transportation or any

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Affiliate thereof, and (iii) shall not be a party adverse to the Lessee or any
Affiliate of the Lessee in any pending litigation or arbitration (whether as plaintiff or defendant) and shall not have overtly threatened to initiate any such litigation or arbitration against Lessee or any Affiliate of Lessee.

     "FLIGHT HOUR" means each hour or part thereof, measured to one decimal place, elapsing from the moment the wheels of the Airframe (or any airframe on which the Engine or Part in question may be installed) first leave the ground on take-off to the moment when the wheels of the Airframe or airframe first touch the ground on landing.

     "GOVERNMENTAL ENTITY" means and includes (a) the FAA or other United States Entity; (b) any national government, or political subdivision thereof or local jurisdiction therein; (c) any board, commission, department, division, organ, instrumentality, court, or agency of any entity described in (b) above, however constituted; and (d) any joint authority, association, organization, or institution of which any entity described in (b) or (c) above is a member or to whose jurisdiction any such entity is subject or in whose activities any such entity is a participant but only (except for purposes of defining Law below) to the extent that any of the preceding have jurisdiction over the Aircraft or its operations.

     "INDEMNITEE" means WFB, in its individual capacity and as Lessor, the Beneficiary, the Financing Parties, if any, and each Affiliate, officer, director, shareholder, agent, employee, successor and permitted assign of any of the foregoing Persons.

     "INTEREST RATE" means, at any time, LIBOR (as adjusted for applicable reserve requirements) [*], where LIBOR means [*] appearing on Telerate Page
3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of the period to which the obligation to pay such interest arises, for a term of one month. If for any reason such rate is not available, the term "LIBOR" shall mean, for all amounts owing under this Lease to which an obligation to pay such interest arises, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of the period to which the obligation to pay such interest arises, for a term of one month; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). All computations of interest under this Lease at the Interest Rate or otherwise are to be made on the basis of a 360 day year for the actual number of days elapsed and shall be compounded monthly.

     "JAA" means the European Joint Aviation Authority or any successor agency thereto.

     "LAW" means and includes (a) any statute, decree, constitution, regulation, order, judgment or other directive of any Governmental Entity; (b) any treaty, pact, compact or other agreement to which any Governmental Entity is a party;
(c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above.

     "LEASE" means this Aircraft Lease Agreement [N288SK ], together with all Lease Supplements.

     "LEASE SUPPLEMENT" means a supplement to this Lease in form and substance satisfactory to Lessor and Lessee.

     "LESSOR'S LIENS" means Liens against, on, or with respect to, the Aircraft, any Engine or Part or title thereto or interest thereon arising as a result of

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* Confidential

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          (a) claims against Lessor, WFB or the Beneficiary or claims arising by or through Lessor, WFB or the Beneficiary as a result of acts or omissions of Lessor, WFB or the Beneficiary not related to this Lease or any other Operative Document or the transactions contemplated hereby or thereby;

          (b) Taxes or Claims imposed against Lessor, WFB or the Beneficiary that are not required to be indemnified against by Lessee pursuant to
     Article XIV or XV;

          (c) a Financing pursuant to Section 19.02(b); and;

          (d) claims against Lessor, WFB or the Beneficiary or claims arising by, through or under Lessor, WFB or the Beneficiary arising out of the voluntary or involuntary transfer by Lessor, WFB or the Beneficiary (other than to any Financing Party) or any transferee, successor or assign of Lessor, WFB or the Beneficiary of all or any part of its respective interests in the Aircraft, any Engine, any Part or the Operative Documents, other than a transfer pursuant to Article XII or Article XVII.

     "LIEN" means any mortgage, pledge, lien, charge, encumbrance, hypothecation, lease, statutory or other rights in rem, assignment or exercise of rights, security interest or claim, trust or title retention or any other encumbrance of any kind securing any obligation of any Person including any equivalent thereof created or arising under the Laws of the State of Registration or any subdivision thereof.

     "MAINTENANCE CONTRACTOR" means (i) Lessee, (ii) Manufacturer, (iii) Engine Manufacturer or (iv) any other maintenance contractor that is duly certified by the Aeronautical Authority to perform such work on aircraft and engines of the same type as the Aircraft and the Engines and chosen by Lessee.

     "MAINTENANCE PROGRAM" has the meaning specified in Exhibit A-2.

     "MANUFACTURER" means EMBRAER - Empresa Brasileira de Aeronautica S.A., a company organized under the laws of Brazil.

     "MANUFACTURER PURCHASE AGREEMENT" the EMB-145 Purchase Agreement Number GCT-025/98, dated June 17, 1998, between the Manufacturer and Seller.

     "OFFICER'S CERTIFICATE" means as to any Person other than a natural person a certificate signed by a Responsible Officer of such Person.

     "OEMS" has the meaning assigned to such term in the definition "Maintenance Program".

     "OPERATING RESULTS" means revenue passenger miles, available seat miles, load factor and passengers enplaned.

     "OPERATIVE DOCUMENTS" means, collectively, this Lease, the Purchase Agreement, the Trust Agreement, the Tax Indemnity Agreement, Assignment No. 1, Assignment No. 2, the Engine Warranty Assignment and Consent, the Bill of Sale and the FAA-filed documents.

     "ORIGINAL TERM" has the meaning set forth in Section 17.02(e).

     "OTHER LEASE" means any lease of jet aircraft between Beneficiary or any of its Affiliates (including any Other Lessor) and Lessee or any of its Affiliates entered into by such Persons or acquired

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by Beneficiary or its Affiliates on or after the date hereof, but excluding any such lease in which the Beneficiary and its Affiliates own less than fifty percent of the beneficial ownership or interests.

     "OTHER LESSOR" means any trust or similar arrangement of which the Beneficiary or any of its Affiliates is the beneficiary or beneficial owner in whole or in part.

     "OWNER TRUSTEE" means WFB, in its capacity as owner trustee under the Trust Agreement.

     "PARTS" means any and all appliances, avionics, components, parts, instruments, appurtenances, accessories, furnishings, seats, galleys, lavatories, and other equipment of whatever nature (other than complete Engines or engines and excluding galley equipment and serving equipment (including, but not limited to, galley carts, coffee heater, coffee pots, utensils, dishes and cups) and emergency medical equipment), that may now or from time to time be incorporated or installed or positioned in or on or attached to the Airframe or any Engine, or that remain the property of Lessor pursuant to the terms of
Article IX despite removal therefrom, PROVIDED that at such time as a Replacement Part shall be substituted for a Part in accordance with Article IX, the Part so replaced shall cease to be a Part hereunder.

     "PERMITTED INVESTMENTS" means (a) direct obligations of the United States of America or any agency or instrumentality thereof, (b) obligations fully guaranteed by the United States of America or any agency or instrumentality thereof, (c) any mutual fund the portfolio of which is limited to obligations of the type described in clauses (a) and (b), (d) certificates of deposit issued by, or bankers' acceptances of, or time deposits or a deposit account with, any bank, trust company, or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof, having a combined capital and surplus of at least $100,000,000 and having a rating of "A-" or better from the Standard & Poor's Ratings Group or "A3" or better by Moody's Investors Services, Inc., (e) commercial paper issued by companies in the United States which directly issue their own commercial paper and which are doing business under the laws of the United States of America or one of the states thereof and in each case having a rating assigned to such commercial paper of A1+ by Standard & Poor's Ratings Group or P-1 by Moody's Investors Services, Inc., or (f) obligations of the type described in clauses (a), (b), (d), or (e) above, purchased from any bank, trust company, or banking association referred to in clause (d) above pursuant to repurchase agreements obligating such bank, trust company, or banking association to repurchase any such obligation not later than 30 days after the purchase of any such obligation. Unless otherwise specified in writing by the Lessor, all such Permitted Investments shall mature not later than 30 days from the date of purchase. Interest on such Permitted Investments shall accumulate and be held by Lessor until the principal amount of such Permitted Investments due and owing to Lessee shall be paid to Lessee, in which case any such interest shall be paid to Lessee together with such principal amount.

     "PAYMENT LOCATION" means the account of the Beneficiary at Citibank, N.A., ABA No. 021000089, Account Name: Mitsui & Co. (U.S.A.), Inc., Account No. 30831745, Ref: Chautauqua [N288SK], or such other account as may be designated by Beneficiary in accordance with Section 4.02.

     "PERMITTED AIR CARRIER" means (a) any Section 1110 Person and (b) any foreign air carrier that is principally based in any foreign country listed on EXHIBIT F.

     "PERMITTED LIEN" means:

          (i) any Lessor's Lien;

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          (ii) any Lien created in favor of Lessee, Lessor or Beneficiary under the Operative Documents or of other Persons, to the extent permitted by
     Section 8.01 or 9.03 hereof;

          (iii)any Lien created by Lessor in favor of any Financing Party in a Financing purusant to Section 19.02;

          (iv) any Lien for Taxes either not yet due or being contested in good faith;

          (v) any air navigation authority, airport, materialmen's, workmen's, repairmen's, mechanics', suppliers', employees' or other similar Liens arising in the ordinary course of Lessee's business by statute or by operation of Law in respect of obligations that are not yet due or that are being contested in good faith;

          (vi) Liens arising out of any judgment or award against Lessee, PROVIDED that such judgment or award is reversed, discharged, vacated or stayed within no more than 45 days after entry thereof;

          (vii) salvage and similar rights of insurers under policies of insurance maintained in accordance with Article XI; and

          (viii) Liens with respect to which the Lessee has provided a bond or other security adequate in the good faith opinion of the Lessor;

PROVIDED, HOWEVER, that in the case of Liens described in paragraphs (iv) and
(v) that are being contested by Lessee in good faith, adequate resources or reserves for the payment of the sums giving rise to the Lien have been provided for by Lessee and such Lien does not arise by reason of the failure of Lessee to make any payment which is not being reasonably disputed by Lessee as being due and so long as the same does not involve any material risk (in the reasonable opinion of Lessor) of the detention, seizure, forfeiture, sale or loss (including loss of use) of, or of any interest of the Lessor, Beneficiary or Financing Party in, the Aircraft, any Engine or Part or any discernible risk of criminal liability or any material risk of any civil penalty against Lessor, Beneficiary, or any Financing Party or any Affiliate of any thereof.

     "PERMITTED SUBLESSEE" means (i) any Permitted Air Carrier, (ii) the Engine Manufacturer, (iii) any Affiliate of the Manufacturer domiciled in the United States; (iv) any United States Entity backed by the full faith and credit of the United States of America, and (v) any other Person that may be approved in writing by the Lessor prior to the effectiveness of the relevant Sublease.

     "PERSON" means and includes any individual person, corporation, limited liability company, partnership, business trust, firm, joint stock company, joint venture, trust, estate, unincorporated organization, association, sovereign state or Governmental Entity or other entity recognized as a separate person under applicable Law.

     "PURCHASE AGREEMENT" means the Aircraft Purchase Agreement [N288SK] dated as of June 5, 2001, among Seller, Lessee, Lessor and the Beneficiary relating to the Aircraft.

     "RECOVERY PERIOD" means "TAX ATTRIBUTE PERIOD" as defined in the Tax Indemnity Agreement.

     "RE-LEASING" has the meaning set forth in Section 17.02(e).

     "RENEWAL TERM" has the meaning set forth in Section 6 of EXHIBIT A-2.

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     "RENT" means Basic Rent and Supplemental Rent.

     "RENT PAYMENT DATE" means the Delivery Date, the same calendar day as the Delivery Date occurring in the calendar month next following the calendar month in which the Delivery Date occurred, and, thereafter, the same calendar day as the Delivery Date occurring in each subsequent calendar month during the Term.

     "RENTAL PERIOD" means each period from and including (i) the Delivery Date to, but excluding, the next succeeding Rent Payment Date, and thereafter, (ii) each Rent Payment Date to, but excluding, the next succeeding Rent Payment Date or, in the case of the last Rental Period, the period from and including the last Rent Payment Date to, but excluding the last day of the Term.

     "REPLACEMENT AIRCRAFT" means any Aircraft of which a Replacement Airframe is part.

     "REPLACEMENT AIRFRAME" means an Embraer model EMB-145LR aircraft or a comparable or improved model of such aircraft of the Manufacturer (except Engines or engines from time to time installed thereon) which shall satisfy the requirements for a Replacement Airframe set forth in Section 12.01(a)(ii) and which shall have become subject to this Lease pursuant to Section 12.01.

     "REPLACEMENT ENGINE" means an engine (a) (i) of the Engine Manufacturer and is the same model or an improved model, (ii) of equal or greater value, utility and modification, having all Airworthiness Directives completed for which a terminating action is required as of the transfer of such Replacement Engine to Lessor in accordance with Section 12.02, and (iii) in as good an operating condition (as determined in the case of a used engine acquired from any unrelated Person by a full (hot and cold section) borescope inspection), in each case, as that of the Engine for which it is substituted, assuming such Engine was in the condition and repair required by the terms hereof immediately prior to the Event of Loss, (b) suitable for installation and use on the Airframe and compatible with the other engine then installed on the Airframe , and (c ) in the case of a Replacement Engine delivered in connection with the return of the Aircraft pursuant to Section 18.03, having no greater number of accumulated Flight Hours or Cycles since the last overhaul or shop visit on such engine, as applicable under Lessee's engine maintenance program at the time of return of the Aircraft, as the Engine that should have been returned, assuming such Engine which should have been returned was in the condition and repair as required by the terms hereof immediately prior to such return.

     "REPLACEMENT PART" has the meaning set forth in Section 9.01(b).

     "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration designated by the Owner Trustee to perform obligations under the Operative Documents, and with respect to any other party, any corporate officer of a party who, in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of such party pursuant to any Operative Document, would have responsibility for and knowledge of such matter and the requirements of any Operative Document with respect thereto.

     "RETURN ACCEPTANCE CERTIFICATE" means a certificate in the form of EXHIBIT D-3 to be completed by Lessor pursuant to Section 18.06.

     "RETURN CONDITIONS" means such status and condition as shall permit the Aircraft to comply with Sections 18.01 through 18.04 and EXHIBIT D-1 or EXHIBIT D-2, as applicable.

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     "RETURN LOCATION" means such location within the continental United States on Lessee's regional jet route system at one of its principal maintenance bases as may be designated by Lessor and, so long as no Default or Event of Default shall have occurred and be continuing, acceptable to Lessee.

     "RETURN OCCASION" means the event that occurs when possession of the Aircraft is returned from Lessee to Lessor at the end of the Term or upon Lessor's taking possession of the Aircraft pursuant to Article XVIII.

     "SECTION 1110" means 11 U.S.C.ss.1110 of the Bankruptcy Code.

     "SECTION 1110 PERSON" is a Citizen of the United States and is an "air carrier" within the meaning of the Federal Aviation Act holding an "air carrier operating certificate" issued under Chapter 447 (or any successor provision) of the Federal Aviation Act for aircraft capable of carrying 10 or more individuals or 6,000 or more pounds of cargo, with such certificate in full force and effect.

     "SELLER" means Solitair Corp., a Delaware corporation.

     "SERVICE BULLETIN" means a service bulletin or service information letter issued by the Manufacturer, Engine Manufacturer or other original equipment manufacturer in respect of the Aircraft or any part thereof.

     "SPECIFIED DEFAULT" means (a) an event or condition described in Section 17.01(a), (g), (h), (i) or (j) (but only in the case of a voluntary suspension of all Lessee's operations) that, after the giving of notice or lapse of time, or both, would become an Event of Default, or (b) any Event of Default.

     "SMRD" has the meaning assigned to such term in the definition "Maintenance Program."

     "SRM" has the meaning assigned to such term in the definition "Maintenance Program."

     "STATE OF REGISTRATION" means the United States, or such other country in which the Aircraft may be registered in accordance with Section 8.05 of this Lease or Section 5 of Exhibit A-2.

     "SUBLEASE" means any sublease of the Aircraft with a Permitted Sublessee entered into in accordance with Section 8.01(a) and any further subleasing of the Aircraft whether or not authorized by this Lease; PROVIDED, HOWEVER, that a wet lease or charter shall not be considered a Sublease for purposes of this Lease.

     "SUPPLEMENTAL RENT" means any and all amounts, liabilities and obligations (other than Basic Rent) that Lessee agrees to pay hereunder, or under any other Operative Document , including, without limitation:

          (a) any payment of Stipulated Loss Value; and/or

          (b) any payment of Equivalency Payment; and/or

          (c) any payment by way of indemnity hereunder; and/or

          (d) as provided herein and to the extent permitted by applicable Law, interest at the Interest Rate calculated on any part of any installment of Basic Rent not paid on the due date thereof for the period the same remains unpaid, and on any Supplemental Rent not paid when due hereunder until the same is paid.

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     "TAX" and "TAXES" means any and all forms of taxation, levy, impost, duty, with holding or charge of whatever nature and by whatever name called whenever created or imposed and whether of the United States or elsewhere and whether imposed by a local, municipal, governmental, state, federal or other body or authority together with any additions to tax, penalties, fines, charges or interest thereon and "taxation" shall be construed accordingly.

     "TAX INDEMNITEE" means WFB, in its individual capacity and as Lessor, the Beneficiary, any Affiliate of a Tax Indemnitee with respect to any interest in the Aircraft, or any part thereof and their respective successors and permitted assigns.

     "TAX INDEMNITY AGREEMENT" means the Tax Indemnity Agreement [N288SK], dated as of June 5, 2001 between the Lessee and the Beneficiary.

     "TERM" means the period of the leasing of the Aircraft to Lessee pursuant to this Lease, and shall include the Basic Term and one or more Renewal Terms (if any).

     "TRANSACTION COSTS" means those costs and expenses set forth in Section 12(e) of the Purchase Agreement that are to be paid or reimbursed by Beneficiary.

     "TREASURY RATE" means in respect of any period the per annum rate equal to the yield-to-maturity on the most liquid U.S. Treasury note maturing on the date which falls on the last day of such period at the time it is to be determined for the purposes of this Lease, in each case as reasonably determined by Lessor (or any other person acceptable to Lessor and Lessee) as set forth on page 5 of the Telerate screen (or, if such page no longer exists, a substitute page providing the equivalent information).

     "TRUST AGREEMENT" means the Trust Agreement [N288SK], dated as of June 5, 2001, between WFB and the Beneficiary.

     "TRUST ESTATE" means all estate, right, title and interest of Lessor in and to the Aircraft, this Lease, any Lease Supplement and any other Operative Document to which Lessor is a party, including all amounts of Rent and Supplemental Rent, insurance proceeds or other amounts payable to or for the benefit of Lessor (other than any amounts payable to Lessor in its individual capacity) pursuant thereto.

     "UCC" means the Uniform Commercial Code of New York as in effect from time to time.

     "UNITED STATES ENTITY" means the government of the United States or America or any agency or instrumentality thereof.

     "WFB" means Wells Fargo Bank Northwest, National Association, a United States national banking association.

     Section 1.02 OTHER TERMS. In this Lease, the terms "APPLICABLE RATE," "APPRAISAL PROCEDURE," "EARLY PURCHASE DATE," "BASIC RENT," "EQUIVALENCY CHARGE," "EXPIRY DATE," "FAIR MARKET SALE VALUE," "EARLY PURCHASE OPTION," "MINIMUM LIABILITY AMOUNT,""NET ECONOMIC RETURN," FMV OPTION," "PURCHASE PRICE," "SCHEDULED DELIVERY DATE," "STIPULATED LOSS VALUE," and "TERMINATION DATE" and certain other terms defined in EXHIBIT A-2 shall have the meanings set forth in EXHIBIT A-2.

     Section 1.03 CONSTRUCTION. In this Lease, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the Schedules and Exhibits to this Lease shall form an integral part hereof;

          (b) reference herein to this Lease shall be deemed to include references to this Lease and its Schedules and Exhibits and all Lease Supplements as the same may be amended or supplemented or replaced from time to time;

          (c) references within any documents to appendices, schedules, paragraphs, sections, exhibits or annexes are references to appendices, schedules, paragraphs, sections, exhibits or annexes in or to such document;

          (d) headings, subheadings, and paragraph number descriptions and the table of contents are solely for the convenience of reference and shall not affect the meaning, construction or effect of any provision of this Lease or any other document;

          (e) references to any Person or party shall include such Person or party, its successors and permitted assigns and transferees;

          (f) references to the neuter gender include the masculine or feminine, the masculine gender includes the feminine and the singular number includes the plural, and vice versa;

          (g) reference to any agreement means such agreement as amended, modified or supplemented from time to time in accordance with the provisions thereof;

          (h) references to "including" shall mean including without limiting the generality of any description preceding such term and the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned;

          (i) the "winding up" or "dissolution" of a company or the appointment of an "administrative receiver," a "liquidator," a "receiver" or an "administrator" shall be construed so as to include any equivalent or analogous proceedings and any proceedings giving protection for any period against the claims of creditors under the Law of the jurisdiction in which such company is incorporated or any jurisdiction in which such company carries on business or owns assets;

          (j) references to any statutory provision shall include reference to that provision as it may be amended from time to time and to any like or similar provisions replacing the same or which replacement provision addresses the same, the similar or analogous matter;

          (k) references to "indebtedness" shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

          (l) where any matter requires the approval or consent of either party, such approval or consent shall be deemed not to have been given unless given in writing and where any matter is required to be acceptable to either party, the same shall be deemed not to have been accepted unless such acceptance is communicated in writing; and

          (m) each of the parties hereto and its counsel have reviewed and revised, or requested revisions to, this Lease, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of this Lease.

                                   ARTICLE II

                              LEASE AND CONDITIONS

     Section 2.01 TERM. (a) On the Delivery Date Lessor hereby agrees to tlease the Aircraft to Lessee, and Lessee hereby agrees to lease the Aircraft from Lessor, on the terms of this Lease for the Basic Term.

          (b) Lessee and Lessor agree that this Lease is, and shall be treated for U.S. federal income tax purposes as, a lease of the Aircraft, Airframe, Engines and Parts. It is the intention of each of Lessee and Lessor that Lessor (and any Financing Party holding a mortgage as assignee of Lessor) shall be entitled to the benefits of Section 1110 with respect to the right to take possession of the Aircraft, Airframe, Engines and Parts as provided in this Lease, and in any instance where more than one construction of the terms and conditions of this Lease or any other pertinent Operative Document is possible, or of the facts and circumstances underlying the transactions contemplated herein or therein, Lessor and Lessee agree that a construction that would create and preserve such benefits shall control over any construction that would not create and preserve such benefits. Lessor and Lessee agree that, for all purposes of applicable Law, this Lease constitutes an agreement of lease and nothing contained herein shall be construed as conveying to Lessee any right, title or interest in the Aircraft, Airframe, Engines, Parts or Aircraft Documents, except as expressly provided herein to Lessee as a lessee only.

     Section 2.02 CONDITIONS PRECEDENT. (a) Lessor's obligation to lease the Aircraft to Lessee shall be subject to satisfaction of the following conditions:

               (i) no Default, Event of Default or Event of Loss shall have occurred and be continuing, and no Default or Event of Default would result from the leasing of the Aircraft hereunder on the Delivery Date;

               (ii) the representations and warranties of Lessee set forth in
     Section 5.01 and of Seller set forth in Section 9(a) of the Purchase Agreement shall be true and correct on the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), and each other party to this Lease and the other Operative Documents to which it is a party shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Lease and the other Operative Documents to which it is a party to be observed or performed by it as of the Delivery Date;

               (iii) Lessee shall have delivered to Lessor an original of this Lease and Lease Supplement No. 1 thereto, and Lessor shall have received each of the other Closing Documents, each duly executed by the parties thereto other than Lessor, dated as of the Delivery Date (or such other date as may be reasonably satisfactory to Lessor) and in form and substance reasonably satisfactory to Lessor;

               (iv) no Default or Event of Default shall have occurred and be continuing under any Other Lease;

               (v) no change shall have occurred subsequent to the execution of this Lease and prior to the Delivery Date in any applicable Law or in the interpretation thereof that, in Lessor's reasonable opinion, would make it illegal for Lessor, Beneficiary, Seller or Lessee, or any or all of them, to perform any of their respective obligations under any of the Operative Documents; and

               (vi) no action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any governmental authority, nor shall any order, judgement or decree have been issued or proposed to be issued by any governmental authority, to set aside, restrain, enjoin or prevent the completion and consummation of this Lease or any other Operative Document or the transactions contemplated hereby or thereby.

               (vii) the conditions set forth in Section 4 of EXHIBIT A-2 shall have been met.

          (b) Lessee's obligation to lease the Aircraft hereunder shall be subject to its satisfaction of the following conditions:

               (i) no Event of Loss shall have occurred.

               (ii) the representations and warranties of each other party to the Operative Documents made, in each case, in this Lease and in any other Operative Document to which Lessee is party, shall be true and correct on the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date); and each other party to this Lease and the other Operative Documents to which it is a party shall have performed and observed, in all material respects, all of its covenants, obligations and agreements in this Lease and the other Operative Documents to which it is a party to be observed or performed by it as of the Delivery Date.

               (iii) Lessee shall have received originals of this Lease and Lease Supplement No. 1 thereto, and Lessee shall have received each of the other Closing Documents, each duly executed by the parties thereto other than Lessee, dated as of the Delivery Date (or such other date as may be reasonably satisfactory to Lessee) and in form and substance reasonably satisfactory to Lessee;

               (iv) no change shall have occurred subsequent to the execution of this Lease and prior to the Delivery Date in any applicable Law or in the interpretation thereof that, in Lessee's reasonable opinion, would make it illegal for Lessor, Beneficiary, Seller or Lessee, or any or all of them, to perform any of their respective obligations under any of the Operative Documents; and

               (v) no action or proceeding shall have been instituted, nor shall any action be threatened in writing, before any governmental authority, nor shall any order, judgement or decree have been issued or proposed to be issued by any governmental authority, to set aside, restrain, enjoin or prevent the completion and consummation of this Lease or any other Operative Document or the transactions contemplated hereby or thereby.

PROVIDED that Lessee hereby acknowledges that each of the foregoing conditions shall be deemed to have been satisfied upon delivery of the Aircraft by Aero to Lessor and payment of the Aircraft Price and acceptance of the Aircraft by Lessor under the Purchase Agreement, in which event Lessee shall not have any right to reject the Aircraft or any Part thereof hereunder.

          (c) The conditions specified in paragraph (a) are inserted for the sole benefit of Lessor and may be waived or deferred in whole or in part by Lessor. Lessor may attach to such waiver or deferral such requirements and further or other conditions as Lessor reasonably thinks fit.

          (d) The conditions specified in paragraph (b) are inserted for the sole benefit of Lessee and may be waived or deferred in whole or in part by Lessee, subject to the proviso at the end of paragraph (b). Lessee may attach to such waiver or deferral such requirements and further or other conditions as Lessee reasonably thinks fit.

                                   ARTICLE III

                             DELIVERY AND ACCEPTANCE

     Section 3.01 DELIVERY. Lessor and Lessee anticipate that the Aircraft and the Aircraft Documents will be tendered for delivery on June 29, 2001 at the Delivery Location. On the Delivery Date the FAA-filed Documents shall be filed with the FAA.

     Section 3.02 ACCEPTANCE OF AIRCRAFT. Following delivery of the Aircraft to Lessor under the Purchase Agreement and execution by the Lessee of the Delivery Acceptance Certificate, Lessee shall accept the Aircraft to be leased hereunder "AS IS, WHERE IS" AND SUBJECT TO ALL FAULTS AND TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION SET FORTH IN SECTION 7.03; it being understood that, upon acceptance by Lessor of the Aircraft under the Purchase Agreement, Lessee shall be obligated to execute and deliver the Delivery Acceptance Certificate and accept the Aircraft under this Section 3.02.

     Section 3.03 RISK OF LOSS. From and after the Delivery Date and throughout the Term until the Aircraft is redelivered to Lessor in accordance herewith, Lessee shall bear all risk of loss, damage, theft or destruction of, or any other Event of Loss with respect to, the Aircraft or to the Airframe, any Engine or any Part.

                                   ARTICLE IV

                                      RENT

     Section 4.01 RENT; ADJUSTMENTS. (a) BASIC RENT. Lessee covenants and agrees to pay to Lessor (or as Lessor shall direct) in respect of the Aircraft, as Rent, on each Rent Payment Date, the Basic Rent for the Aircraft due on such Rent Payment Date as provided in SCHEDULE BR-1 attached hereto and any and all Supplemental Rent as the same becomes due. The Basic Rent payable on any Rent Payment Date shall be allocated among the Rental Periods as provided in SCHEDULE BR-2 attached hereto for all purposes, including federal and state income tax purposes.

          (b) ADJUSTMENTS TO BASIC RENT AND STIPULATED LOSS VALUES.

               (i) If there is any change in the Aircraft Price from the Assumed Aircraft Price (as defined in EXHIBIT A-2), all installments of Basic Rent remaining to be paid during the Basic Term shall be recalculated and adjusted upwards or downwards as the case may be (and corresponding adjustments shall be made to the Basic Rent allocations set forth in SCHEDULE BR-2 and Stipulated Loss Values applicable during the remaining Basic Term), as provided in EXHIBIT A-2.

               (ii) If the Transaction Costs payable by the Beneficiary pursuant to Section 12(e) of the Purchase Agreement shall be less than the Assumed Transaction Costs (as defined in EXHIBIT A-2), all installments of Basic Rent remaining to be paid during the Basic Term shall be recalculated and adjusted downwards (and corresponding adjustments shall be made to the Basic Rent allocations set forth in SCHEDULE BR-2 and Stipulated Loss Values applicable during the remaining Basic Term), as provided in EXHIBIT A-2.

               (iii) If required by the terms of Section 17 of the Tax Indemnity Agreement, Stipulated Loss Values applicable during the remaining Basic Term shall be recalculated and adjusted upwards or downwards as the case may be (and, if appropriate, corresponding adjustments shall be made to Basic Rent applicable during the remaining Basic Term and the Basic Rent allocations set forth in SCHEDULE BR-2) to maintain the Net Economic Return through the Early Purchase Date as well as the end of the Basic Term and, to the greatest extent consistent with such maintenance of such Net Economic Return, to minimize the net present value (calculated at a discount rate specified by the Lessee to the Beneficiary) of the remaining Basic Rent payments (or, if the Lessee shall have so specified to the Beneficiary, the remaining Basic Rent Payments to the Early Purchase Date).

     Section 4.02 MANNER OF PAYMENT. Each installment of Rent and all other amounts payable by Lessee hereunder shall be paid, in Dollars, by wire transfer of freely available same day funds on the due date therefor by 12:00 noon (New York time) to the Payment Location therefor or to such other account as Lessor may designate from time to time by not less than five (5) Business Days' written notice to Lessee.

     Section 4.03 ABSENCE OF NEED FOR DEMAND. Except where payable on demand (in which case payment shall be made promptly on demand), all payments to be made by Lessee pursuant to this Lease on a date certain shall be made by Lessee on such date whether or not demanded by the person to whom such payments are to be made.

     Section 4.04 NON-BUSINESS DAY; DATE OF RECEIPT. (a) If any payment falls due hereunder on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment, and (if paid on such next succeeding Business
Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of payment on such next succeeding Business Day.

          (b) All payments shall be considered to have been made on the date on which they are received at the Payment Location in the manner provided in
Section 4.02.

     Section 4.05 NET LEASE; PROHIBITION AGAINST SET OFF, COUNTERCLAIM, ETC. THIS LEASE IS A NET LEASE AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, LESSOR SHALL HAVE NO RESPONSIBILITY (OPERATIONALLY OR FINANCIALLY) IN RESPECT OF THE USE, POSSESSION, CONTROL OR OPERATION OF THE AIRCRAFT. LESSEE'S OBLIGATION TO PAY ALL RENT AND ALL OTHER AMOUNTS DUE HEREUNDER AND TO PERFORM ALL THE TERMS HEREOF SHALL BE ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE AFFECTED OR REDUCED BY ANY CIRCUMSTANCES, INCLUDING (I) ANY SET-OFF, COUNTERCLAIM, RECOUPMENT, DEFENSE OR OTHER RIGHT THAT LESSEE MAY HAVE AGAINST LESSOR OR ANY OTHER PERSON;
(II) ANY DEFECT IN THE TITLE, AIRWORTHINESS OR ELIGIBILITY FOR REGISTRATION UNDER APPLICABLE LAW, OR ANY CONDITION, DESIGN, OPERATION OR FITNESS FOR USE OF THE AIRCRAFT, OR ANY INTERRUPTION OR CESSATION IN THE USE OR POSSESSION THEREOF BY LESSEE; (III) SUBJECT TO SECTION 12.01, ANY EVENT OF LOSS; (IV) ANY LIENS WITH RESPECT TO THE AIRCRAFT; (V) THE INVALIDITY OR UNENFORCEABILITY OF THIS LEASE OR ANY ABSENCE OF RIGHT, POWER OR AUTHORITY OF LESSOR OR LESSEE TO ENTER INTO THIS LEASE; (VI) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDINGS BY OR AGAINST LESSOR OR LESSEE; IT BEING THE EXPRESS INTENTION OF LESSOR AND LESSEE THAT ALL RENT AND OTHER AMOUNTS PAYABLE HEREUNDER SHALL BE PAYABLE AND ALL OTHER TERMS HEREOF SHALL BE PERFORMED IN ALL EVENTS, UNLESS THE OBLIGATION TO PAY OR TO PERFORM THE SAME SHALL BE TERMINATED OR SUSPENDED PURSUANT TO THE EXPRESS PROVISIONS OF THIS LEASE. EXCEPT AS EXPRESSLY PROVIDED IN THIS LEASE, EACH PAYMENT OF RENT OR ANY OTHER PAYMENT HEREUNDER MADE BY LESSEE TO LESSOR SHALL BE FINAL AND LESSEE WILL NOT SEEK TO RECOVER ANY PART OF SUCH PAYMENT FROM LESSOR FOR ANY REASON

WHATSOEVER. LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS THAT IT MAY NOW HAVE OR THAT AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY LAW OR OTHERWISE, TO TERMINATE THIS LEASE OR ANY OBLIGATION IMPOSED UPON LESSEE HEREUNDER.

     NOTHING IN THIS SECTION 4.05 SHALL BE CONSTRUED TO PROHIBIT LESSEE FROM SEPARATELY PURSUING ANY CLAIM IT MAY HAVE FROM TIME TO TIME AGAINST LESSOR OR ANY OTHER PERSON WITH RESPECT TO ANY MATTER (OTHER THAN THE ABSOLUTE AND UNCONDITIONAL NATURE OF LESSEE'S OBLIGATIONS HEREUNDER TO PAY RENT DUE HEREUNDER AND TO PERFORM ALL THE TERMS HEREOF).

     Section 4.06 INTEREST ON OVERDUE AMOUNTS. If Lessee fails to pay any sum when due hereunder, Lessee shall pay interest thereon at the Interest Rate after as well as before any judgment from the date such sum fell due until the date of payment thereof. Such interest shall be payable by Lessee to Lessor on demand. The provisions of this Section shall be in addition and without prejudice to any other rights of Lessor at law or hereunder in relation to the failure of Lessee to make prompt payment of sums due hereunder.

     Section 4.07 PAYMENTS BY LESSOR. Notwithstanding any provision of this Lease to the contrary, Lessor shall not be obligated to make any payment or to release any money to Lessee if a Specified Default shall have occurred and be continuing but shall be entitled to hold such money as provided in Section 4.09 until any such Specified Default shall no longer be continuing, PROVIDED, HOWEVER, that if an Event of Default occurs, Lessor shall be entitled to apply such money to any Rent or other obligation owed by Lessee to Lessor hereunder.

     Section 4.08 PAYMENTS SET ASIDE OR REPAID. If at any time following the application or payment of any sums hereunder to or for the benefit of Lessee by Lessor it is discovered that no such application or payment should have been made or that any payment by Lessee to Lessor is set aside, avoided under any Laws relating to insolvency or liquidation or otherwise must be repaid, Lessee shall, on Lessor's demand, reimburse Lessor in an amount equal to the sum so applied or paid or, as the case may be, such amount so set aside, avoided or repaid and such amount so set aside, avoided or repaid shall not be considered as having been discharged or diminish the liability of Lessee to Lessor and the liability of Lessee to Lessor shall continue to apply as if such payment had at all times remained owing to Lessor and Lessee shall accordingly indemnify Lessor in respect thereof.

     Section 4.09 INVESTMENT OF FUNDS. Any monies paid to or retained by the Lessor which are required to be paid to the Lessee or applied for the benefit of the Lessee (including, without limitation, amounts payable to the Lessee under Articles XI and XII), but which the Lessor is entitled to hold under the terms hereof pending the occurrence of some event or the performance of some act (including, without limitation, the remedying of an Event of Default), shall, until paid to the Lessee or applied as provided herein, be invested by the Lessor from time to time at the direction, risk and expense of the Lessee in Permitted Investments. The Lessor shall remit any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) at the time such monies are to be paid to the Lessee or applied to or for the benefit of the Lessee, unless an Event of Default shall have occurred and be continuing, in which case such gains shall be held or applied in accordance with the provisions of Section 4.07. The Lessee will promptly pay to the Lessor, on demand, the amount of any loss realized as the result of any such investment (together with any fees, commissions and other expenses, if any, incurred in connection with such investment).

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                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         -------------------------------

     Section 5.01 REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee acknowledges that Lessor has entered into this Lease in full reliance upon the representations of Lessee in the following terms and Lessee now warrants to Lessor that the following statements are as of the date hereof, and on the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date) will be, true and accurate:

          (a) Lessee is a corporation duly incorporated and validly existing in good standing under the Laws of the State of New York, holds all authorizations necessary to authorize Lessee to engage in air transport and to carry on its passenger airline service as presently conducted and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Lease and the other Operative Documents to which it is a party;

          (b) this Lease has, and the other Operative Documents to which Lessee is a party have, been duly authorized by all necessary corporate action on the part of Lessee and none of such agreements requires any approval of the shareholders of Lessee (or if such approval is required, such approval has been obtained) and neither the execution and delivery hereof and thereof nor the consummation of the transactions contemplated hereby and thereby nor compliance by Lessee with any of the terms and provisions hereof and thereof will contravene any Law applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Lessee under any creditor agreement or instrument, corporate charter or by-law or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets are bound or affected, except for any such conflicts, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the business or financial condition of Lessee or on its ability to perform its obligations under this Lease and the other Operative Documents to which Lessee is a party;

          (c) Lessee has or will, prior to the Delivery Date have, received every consent, approval or authorization of, and has given every notice to, each Governmental Entity having jurisdiction with respect to the execution, delivery or performance of this Lease and the other Operative Documents to which it is a party (including all monetary and other obligations hereunder) that is required for Lessee to execute and deliver this Lease and the other Operative Documents to which it is a party and each such consent, approval or authorization and notice is valid and effective and has not been revoked, except for the registrations, applications and recordings referred to in the opinion of Special FAA Counsel delivered pursuant to Section 2.02 and the filings with the FAA of the FAA-filed Documents pursuant to Section 2.02;

          (d) this Lease has been, and the other Operative Documents to which Lessee is a party have been or will be, duly executed and delivered by Lessee, and this Lease does, and the other Operative Documents to which Lessee is a party do or will, constitute legal, valid and binding obligations of Lessee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose and by laws that may affect some of such remedies but which do not make the available remedies inadequate for the substantial realization of the benefits provided herein;

          (e) except as disclosed in any of the financial statements referred to in Section 5.01(f), or as otherwise disclosed in writing to the Beneficiary prior to the date hereof, there are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other Governmental Entity against or affecting Lessee that may, either individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of Lessee to perform its obligations hereunder;

          (f) the audited financial statements of Lessee for the financial period ended December 31, 2000, have been prepared in accordance with United States generally accepted accounting principles consistently applied and present fairly in all material respects the financial condition of Lessee and its consolidated subsidiaries, if any, as of such date and the results of its operations and cash flows for such period;

          (g) except as disclosed in writing to the Beneficiary prior to the date hereof, there has been no change in the financial condition, results of operations or business prospects of Lessee since the date of the financial statements described in paragraph(f) above that could reasonably be expected to have a material adverse effect on the ability of Lessee to perform its obligations hereunder or under any other Operative Document to which it is a party; and

          (h) Lessee is a Section 1110 Person, and under the law as in effect on the date hereof and on the Delivery Date, Lessor would be entitled to the benefit of Section 1110 with respect to the Aircraft, for all Lessee's obligations under this Lease, if Lessee were to become a debtor under 11 U.S.C. Chapter 11.

     Section 5.02 REPRESENTATIONS AND WARRANTIES OF LESSOR. WFB and Owner Trustee each acknowledges that Lessee has entered into this Lease in full reliance upon the representations and warranties of WFB and the Owner Trustee in the following terms and each of WFB and the Owner Trustee, as applicable, now represents and warrants to Lessee that the following statements are as of the date hereof, and as of the Delivery Date (unless any such representation and warranty shall have been made with reference to a specified date, in which case such representation and warranty shall be true and accurate as of such specified date), will be, true and accurate:

          (a) WFB is a national banking association duly organized and existing under the laws of the United States of America and has the power and authority to carry on its business as presently conducted and to perform its obligations as lessor under this Lease and the other Operative Documents to which it is a party, whether in its individual capacity or as Owner Trustee;

          (b) this Lease has and the other Operative Documents to which it is a party, whether in its individual capacity or as Owner Trustee, have been duly authorized by all necessary trust action on the part of WFB and none of such agreements requires any approval of the shareholders of WFB (or if such approval is required, such approval has been obtained) and neither the execution and delivery hereof and thereof nor the consummation of the transactions contemplated hereby and thereby nor compliance by WFB, whether in its individual capacity or as Owner Trustee, with any of the terms and provisions hereof and thereof will contravene any Utah law or federal law governing the banking and trust powers of WFB, whether in its individual capacity or as Owner Trustee, or result in any breach of, or constitute any default under, or result in the creation of any Lien, charge or encumbrance upon any property of WFB under any creditor agreement or instrument, charter or by-law or other agreement or instrument to which WFB, whether in its individual capacity or as Owner Trustee, is a party or by which WFB, whether in its individual capacity or as Owner Trustee, or its properties or assets are bound or affected;

          (c) WFB, whether in its individual capacity or as Owner Trustee, has or will, prior to the Delivery Date have, received every consent, approval or authorization of, and has given every notice to, each Governmental Entity having jurisdiction with respect to the execution, delivery or performance of this Lease and the other Operative Documents (including all monetary and other obligations hereunder) that is required for WFB, whether in its individual capacity or as Owner Trustee, to execute and deliver this Lease and the other Operative Documents to which it is a party and each such consent, approval or authorization and notice is valid and effective and has not been revoked;

          (d) this Lease has been, and the other Operative Documents have been, duly executed and delivered by WFB, whether in its individual capacity or as Owner Trustee, and this Lease does, and the other Operative Documents to which it is a party do, constitute legal, valid and binding obligations of WFB, whether in its individual capacity or as Owner Trustee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose and by laws that may affect some of such remedies but which do not make the available remedies inadequate for the substantial realization of the benefits provided herein;

          (e) there are no suits or proceedings pending or, to the knowledge of WFB, threatened in any court or before any regulatory commission, board or other Governmental Entity against or affecting WFB, whether in its individual capacity or as Owner Trustee, that may, either individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of WFB, whether in its individual capacity or as Owner Trustee, to perform its obligations under this Lease and the other Operative Documents to which it is a party;

          (f) on the Delivery Date, WFB is a "Citizen of the United States";

          (g) on the Delivery Date, Owner Trustee holds whatever title to the Aircraft as was conveyed to it by Aero and there are no Lessor's Liens attributable to WFB, either in its individual capacity or as Owner Trustee, in respect of all or any part of the Aircraft or the Trust Estate;

          (h) there are no Claims or Taxes that may be imposed on or asserted against Lessee, Beneficiary, Owner Trustee (except on fees of Owner Trustee) or the Trust Estate or any part thereof or any interest therein under the laws of the State of Utah in connection with the execution, delivery, or performance of any Operative Document by the Owner Trustee, which would not have been imposed if Owner Trustee had not (x) had its principal place of business in, (y) performed (in its individual capacity or as Owner Trustee) any or all of its duties under the Operative Documents in or (z) engaged in any activities unrelated to the transactions contemplated by the Operative Documents in, the State of Utah; and

          (i) WFB has made a filing with the New York State Banking Department under Section 131.3 of the New York State Banking Law with respect to the trust formed by the Trust Agreement.

     Section 5.03 SURVIVAL, NO PREJUDICE. (a) The representations and warranties contained in Sections 5.01 and 5.02 shall survive the execution of this Lease and Delivery of the Aircraft.

          (b) The rights of Lessor in relation to any misrepresentation or breach of representation or warranty by Lessee shall not be prejudiced by any investigation by or on behalf of

Lessor into the affairs of Lessee, by the performance of this Lease or by any other act or thing done or omitted to be done by Lessor that would, but for this
Section 5.03(b), prejudice such rights.

          (c) The rights of Lessee in relation to any misrepresentation or breach of representation or warranty by Lessor shall not be prejudiced by any investigation by or on behalf of Lessee into the affairs of Lessor, by the performance of this Lease or by any other act or thing done or omitted to be done by Lessee that would, but for this Section 5.03(c), prejudice such rights.

                                   ARTICLE VI

                               COVENANTS OF LESSEE

     Section 6.01 MAINTENANCE OF CORPORATE EXISTENCE. Lessee will (a) preserve and maintain such of its rights, privileges, licenses and franchises in any jurisdiction where failure to obtain such licenses or qualifications would have a material adverse effect upon Lessee (but without limiting Lessee's discretion to determine in which jurisdictions it chooses to do business) or its ability to perform its obligations hereunder and (b) not merge into or consolidate with or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

               (i) the surviving or acquiring entity has executed an assumption agreement in form and substance reasonably satisfactory to Lessor pursuant to which the surviving entity has agreed to assume all of Lessee's obligations under the Operative Documents, and

               (ii) immediately after the merger, consolidation, transfer or lease, no Event of Default shall have occurred or be continuing, and

               (iii) immediately after the merger, consolidation, transfer or lease, the net worth of the surviving or acquiring entity shall be at least equal to Lessee's net worth immediately prior to such merger, consolidation or transfer or lease.

     Section 6.02 MAINTENANCE OF STATUS. Lessee is, and shall remain so long as it shall be Lessee under this Lease, duly qualified to carry on its business as an air carrier under applicable Law in accordance with the terms of this Lease and shall, at all times during the Term, be a Section 1110 Person so long as such status is a condition to the availability of Section 1110.

     Section 6.03 TAXES AND CHARGES. During the Term, Lessee shall be responsible for and shall pay or cause to be paid all Taxes, governmental charges, imposts, fees or levies, imposed upon it, or upon its income or profits, or upon any property belonging to it, or which are incurred by Lessee and/or any other operator of the Aircraft in the course of the operation of the Aircraft or any other aircraft, prior to the date on which any such Tax, charge, impost, fee or levy, if not paid, would become a Lien upon the Aircraft, PROVIDED that Lessee shall pay or cause to paid as the same become due for payment any such charges, imposts, fees or levies which attach to the Aircraft in the course of the operation of the Aircraft or of any other aircraft and which are imposed by any Governmental Entity other than a United States Entity or any Governmental Entity within the United States, unless Lessee shall be contesting in good faith the imposition or amount of any such Taxes, governmental charges or levies, and in such case, subject to application of the proviso, MUTATIS MUTANDIS, set forth in the definition of Permitted Lien.

     Section 6.04 GOVERNMENTAL CONSENTS. Lessee shall maintain in full force and effect all governmental consents, licenses, authorizations, approvals, declarations, filings and registrations required to be obtained by it in connection with its obligations under this Lease and the other Operative Documents and to take all such actions in connection therewith as may be proper or advisable. Lessee further undertakes to obtain or effect any new or additional governmental consents, licenses, authorizations, approvals, declarations, filings or registrations that may become necessary for the performance by it of any of the terms and conditions of this Lease or any other Operative Document.

     Section 6.05 LIENS. During the Term, Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, any Engine or any Part, title thereto or any interest therein, other than Permitted Liens and shall promptly, at its own expense, duly discharge any Lien, other than Permitted Liens, if the same shall arise during the Term with respect to the Aircraft, any Engine or any Part or at any time thereafter as a result of any act or omission of the Lessee during the Term. The obligations of Lessee under this Section 6.05 shall survive the assignment, expiration or other termination of this Lease.

                                   ARTICLE VII

                     COVENANTS OF LESSOR AND WFB; DISCLAIMER

     Section 7.01 QUIET ENJOYMENT. Lessor covenants that so long as no Event of Default shall have occurred that has not been waived, it will not, and it will not permit any mortgagee or any other Person acting by or through Lessor (including Beneficiary and any Financing Party) to take or cause or permit to be taken any action contrary to Lessee's right to the quiet use and enjoyment of the Aircraft during the Term, in accordance with the terms hereof.

     Section 7.02 LESSOR'S LIENS. Each of WFB and Owner Trustee covenants that, for the duration of the Term, it will not create, assume, permit or suffer to exist any Lessor's Lien (other than Liens arising as a result of a Financing) and will promptly take such actions as may be necessary to duly discharge any Lessor's Lien (other than Liens arising as a result of a Financing) at any time arising at Lessor's sole cost and expense. WFB agrees to indemnify and hold harmless the Lessee and the Owner Trustee from and against any loss, cost, expense or damage which may be suffered by the Lessee or the Owner Trustee as a result of the failure of WFB to discharge and satisfy in full and promptly after the same shall first become known to it any Lessor's Lien attributable to it in its individual capacity.

     Section 7.03 DISCLAIMER OF WARRANTIES. THE AIRCRAFT IS TO BE LEASED HEREUNDER "AS IS, WHERE IS" AND LESSEE HEREBY ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO INSPECT THE AIRCRAFT AS PROVIDED HEREIN PRIOR TO THE DELIVERY THEREOF. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 5.02 AND 7.01, LESSOR HAS NOT AND SHALL NOT BE DEEMED TO HAVE MADE, AND LESSOR HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE AIRWORTHINESS, VALUE, DURABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, OR FITNESS FOR USE FOR ANY PARTICULAR PURPOSE OF THE AIRCRAFT OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, THE ABSENCE THEREFROM OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY MATTER WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES.

     LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER AFFILIATE OF LESSEE, WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR OTHERWISE, FOR (I) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY DEFECT THEREIN, (II) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, (III) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR CONSEQUENTIAL

DAMAGES OR (IV) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT. THE WARRANTIES AND REPRESENTATIONS OF LESSOR SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND LESSOR SHALL NOT BE DEEMED TO HAVE MADE ANY OTHER REPRESENTATIONS OR WARRANTIES.

     Section 7.04 CITIZENSHIP. WFB represents and warrants that it is and on the Delivery Date will be a Citizen of the United States. If WFB does not comply with the requirements of this Section 7.04, the Lessor and the Lessee hereby agree that no Default shall be deemed to exist due to non-compliance by the Lessee with the registration requirements set forth in Section 8.05 of this Lease and Section 5 of Exhibit A-2 occasioned solely by such noncompliance of WFB. WFB covenants that if at any time on or after the Delivery Date any of its officers shall have actual knowledge that it has ceased to be a Citizen of the United States, it will resign immediately as the Owner Trustee. WFB further covenants that if at any time it appears reasonably probable that it will cease to be a Citizen of the United States based on information that is (i) known to a Responsible Officer of WFB or (ii) generally known to the public, it will promptly so notify, to the extent permitted by law, the Lessee.

     Section 7.05 OTHER BUSINESS. Owner Trustee will not enter into any business or other activity except as contemplated by the Operative Documents.

     Section 7.06 COMPLIANCE WITH TRUST AGREEMENT. Each of WFB and the Owner Trustee agrees with the Lessee that so long as this Lease shall be in effect it will (i) comply with all of the terms of the Trust Agreement applicable to it in its respective capacity, the noncompliance with which would materially adversely affect Lessee and (ii) not take any action, or cause any action to be taken, to amend, modify or supplement any other provision of the Trust Agreement in a manner that would materially adversely affect Lessee without the prior written consent of Lessee.

     Section 7.07 SECURITIES ACT. None of WFB, the Lessor or any Person authorized by either of them to act on its behalf has directly or indirectly offered any interest in the Trust Estate, or in any similar security relating to the Trust Estate, for sale to, or solicited any offer to acquire any such interest or security from, or has sold any such interest or security to, any Person in violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

     Section 7.08 PERFORMANCE OF AGREEMENTS. Owner Trustee shall perform its obligations under the Operative Documents to which it is a party in accordance with the terms thereof.

     Section 7.09 ACTIONS WITH RESPECT TO TRUST ESTATE, ETC. Neither WFB, in its individual capacity, nor the Owner Trustee will take any action to subject the Trust Estate or the trust established by the Trust Agreement, as debtor, to the reorganization or liquidation provisions of the Bankruptcy Code or any other applicable bankruptcy or insolvency statute.

                                  ARTICLE VIII

                   POSSESSION; SUBLEASING; MAINTENANCE AND USE

     Section 8.01 POSSESSION. (a) PERMITTED TRANSFERS. Lessee will not without the prior written consent of Lessor (which consent will not be unreasonably withheld or delayed), assign, pledge or otherwise encumber this Lease or sublet or transfer possession or operational control of the Aircraft or any Engine leased hereunder or install any Engine or permit any Engine to be installed on any airframe other than the Airframe; PROVIDED, HOWEVER, that if (x ) except as expressly permitted in Section 8.05 and in Section 5 of EXHIBIT A-2, the action to be taken shall not affect the registration of the Aircraft and (y ) all necessary approvals of each Governmental Entity having jurisdiction over the Aircraft, Lessee or other relevant Person have been obtained, then subject to the limitations set forth in Sections 8.01(b ) and (c ), Lessee may, without the consent of Lessor:

               (i) deliver possession of the Aircraft, Airframe or any Engine or any Part thereof to a Maintenance Contractor for testing or other similar purposes or for service, repair, maintenance, testing or overhaul work on the Aircraft or for alterations or modifications in or additions to the Aircraft to the extent required or permitted by the terms hereof;

               (ii) install any Engine on an airframe owned by Lessee free and clear of all Liens, except (A) Permitted Liens or those that apply only to the engines (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe and (B) the Lien of any mortgage that expressly and effectively provides that such Engine shall not become subject to the Lien thereof, notwithstanding the installation of such Engine on any airframe subject to such Lien, unless and until Lessee shall become the owner of such Engine;

               (iii) install any Engine on an airframe leased to Lessee or purchased by Lessee subject to a conditional sale or other security agreement; PROVIDED that (A) such airframe is free and clear of all Liens except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and except Liens of the type permitted by Section 8.01(a)(ii)(A) and (B); and (B) there shall be in effect between Lessee and such lessor or conditional vendor or other secured party of such airframe a written agreement (which may be the lease or hire purchase or conditional sale agreement covering such airframe) whereby such lessor or conditional vendor or other secured party expressly and effectively agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in such Engine by reason of such Engine's being installed on such airframe at any time while such Engine is subject to this Lease; and PROVIDED FURTHER, that the rights of any transfer permitted by this Section 8.01 shall be subject and subordinate to all of the terms of this Lease, including, without limitation, Lessee's obligation to return the Engines at the end of the Term and Lessor's right to repossession pursuant hereto, and Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such transfer had not occurred;

               (iv) so long as no Specified Default shall have occurred and be continuing, sublease the Aircraft to any Permitted Sublessee;

               (v) enter into a charter or wet lease or other similar arrangement, which shall not constitute a transfer of possession hereunder so long as (A) no Person other than the Lessee is granted any legally enforceable possessory interest in the Aircraft and the Lessee retains operational control of the Aircraft at all times, (B) Lessee will remain primarily responsible for the performance of all terms of this Lease and the other Operative Documents, and (C) any such wet lease or other arrangement does not preclude Lessee from performing any of its obligations under this Lease;

               (vi) so long as no Specified Default shall have occurred and be continuing, subject any Engine to an interchange or pooling agreement approved by the Lessor (such approval not to be unreasonably withheld in the case of any such Engine interchange agreement solely among Section 1110 Persons) and that is applicable to other similar property owned by or leased to the Lessee and is entered into by the Lessee in the ordinary course of its airline business, PROVIDED, that (A) no such agreement or arrangement shall under any circumstances result in, contemplate or require the transfer of title to any Engine and (B) if the Lessor's title to any Engine shall nevertheless be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Lessee shall comply with Section 12.02 hereof in respect thereof; and

               (vii) so long as no Specified Default shall have occurred and be continuing, transfer possession of the Airframe or any Engine to the United States of America, or to a foreign government, when required by applicable Law (it being understood that nothing in this clause (viii) shall relieve the Lessee from its obligations under Section 12.01(a) if such transfer becomes an Event of Loss), in which event Lessee shall promptly notify Lessor in writing of any such transfer of possession.

     In the event that Lessee shall have entered into a mortgage, lease or conditional sale agreement complying with the provisions of Section 8.01(a)(ii) or (iii), Lessor hereby agrees, for the benefit of the mortgagee, lessor or conditional vendor under such agreement, that Lessor and its successors and assigns shall not acquire or claim, as against such mortgagee, lessor or conditional vendor, any right, title or interest in any engine owned by such person or in which it has a security or ownership interest by reason of such engine's being installed on the Airframe.

          (b) LIMITATIONS ON TRANSFERS. With respect to any transfer pursuant to
     Section 8.01(a):

               (i) the rights of any transferee pursuant to a transfer or other arrangement permitted by Section 8.01(a) shall be subject and subordinate to all the terms of this Lease and to the rights of Lessor in the Aircraft and this Lease, PROVIDED that, in the case of a transfer pursuant to
     Section 8.01(a)(ii) and (iii), Lessee shall ensure that the lease, mortgage, hire purchase or conditional sale agreement pursuant to which the airframe on which an Engine is installed is leased or purchased by the Lessee contains a clause similar to the last proviso of Section 8.01(a)(iii);

               (ii) Lessee shall remain primarily liable hereunder for the performance of all of the terms hereof to the same extent as if such transfer or other arrangement had not occurred, and no such transfer or other arrangement pursuant to the terms of Section 8.01(a) shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder; and

               (iii) Lessee shall be responsible for filing or recording all such instruments, including, if applicable, this Lease and an aircraft mortgage, as may be necessary to perfect and preserve the respective interests of Lessor and any Financing Party in the Aircraft and this Lease in the State of Registration at its sole expense, notwithstanding any provision of this Lease to the contrary.

          (c) LIMITATIONS ON SUBLEASES. With respect to any Sublease pursuant to
     Section 8.01(a)(iv):

               (i) Prior to the end of the Recovery Period, Lessee may not enter into a Sublease (A) with any Permitted Sublessee domiciled in a country other than the United States, (B) or with any "tax-exempt entity," within the meaning of Section 168(h)(2) of the Code, or (C) that would result in a determination by any United States taxing authority that the Aircraft will be treated as "used predominantly outside the United States" within the meaning of Section 168(g) of the Code that would result in the cost recovery deductions to Lessor being less than the maximum allowable to a United States owner of the Aircraft, unless Lessee has prepaid on a lump sum basis, prior to the commencement of such Sublease, an amount equal to any indemnity obligation of the Lessee due under the Tax Indemnity Agreement. The Country List in Exhibit F shall be subject to review from time to time, and Lessee may propose additions thereto, subject to the consent of Lessor not to be unreasonably withheld, and Lessor may propose deletions therefrom in its reasonable discretion.

               (ii) With respect to any Sublease, Lessee shall notify Lessor as soon as a copy of the proposed Sublease is available and in any event not less than 30 days prior to the execution of any such Sublease or, if later, the commencement of such Sublease, and together with such notice, Lessee will deliver promptly to Lessor a copy of such proposed Sublease and, if requested by Lessor, other documents reasonably related to such proposed Sublease and Permitted Sublessee.

               (iii) Lessee shall not enter into any Sublease unless:

                    (A) the term (including any option of the Permitted Sublessee to renew or extend) of any such Sublease does not continue beyond the end of the Term, unless (x) no Specified Default shall have occurred and be continuing at the commencement of such Sublease and
          (y) Lessee shall have irrevocably committed to purchase the Aircraft pursuant to the terms hereof;

                    (B) such Permitted Sublessee is prohibited from sub-subleasing the Aircraft or, except to the extent provided in subclause (F), otherwise assigning, granting or transferring any of its rights, obligations or interests with respect thereto or under the Sublease;

                    (C) the Sublease by its terms is expressly and effectively subject and subordinate to all of the terms of this Lease, and to Lessor's rights, powers or remedies hereunder, including Lessor's right pursuant to the exercise of its rights and remedies hereunder to avoid such Sublease and to recover the Aircraft from Lessee;

                    (D) such Permitted Sublessee is not on the effective date of such Sublease in default thereof in any material respect, with or without giving of notice or passage of time;

                    (E) if such Permitted Sublessee is domiciled in the United States, the Aircraft is and remains registered, and eligible for registration, in Lessor's name in accordance with the provisions hereof;

                    (F) the terms and conditions of such Sublease (1) shall not permit any Sublessee to perform any act not permitted to Lessee, (2) shall either (x) impose on the Sublessee obligations that are substantially the same as those contained in Sections 8.01(a) (PROVIDED that Sublessee may only be authorized to make the transfers permitted in clauses (i), (ii), ( iii ) and (v) of Section 8.01(a)),
          Section 8.01(b), Sections 8.02 through 8.08, Section 9.01, Section 9.02(a) and (b), and Section 9.03 (PROVIDED that only pooling arrangements approved in advance by Lessor shall be permitted) or (y) permit Lessee to continue to perform its obligations thereunder, (3) shall provide for the inspections contemplated by Section 13.02, and
          (4) shall not delegate to Sublessee any of the obligations of Lessee under Article XVIII; and

                    (G) such Permitted Sublessee has provided evidence satisfactory to Lessor of insurance coverage required by Article XI with respect to the operation of the Aircraft by such Permitted Sublessee.

               (iv) Lessee may not enter into any Sublease the provisions of which would prevent Lessee from complying with the terms of EXHIBIT D-1 and EXHIBIT D-2 hereto.

               (v) In the case of any Sublease that has a term greater than one year (assuming that any renewal options in such Sublease are exercised), as security for the due and punctual payment of all Rent payable by Lessee, and the timely performance and observance by Lessee of all covenants made by it under this Lease, Lessee hereby grants to Lessor a security interest in all of Lessee's right, title and interest in and to any such Sublease of the Aircraft together with all renewals of such Sublease executed or in effect from time to time, and all payments, including rent, insurance proceeds (other than public liability insurance proceeds) and all other amounts due and to become due thereunder (other than indemnity payments for the account of Lessee) and all proceeds of the foregoing; PROVIDED, that Lessor shall be exclusively entitled to exercise all of Lessee's rights and remedies under each Sublease of the Aircraft, including the right to demand, collect, sue, make claims for, and otherwise be paid all rent and other amounts due and to become due under each such Sublease, only from and after the occurrence of an Event of Default hereunder.

               (vi) With respect to any Sublease that has a term longer than one year, such Sublease shall (A) be accompanied by a security assignment in form and substance reasonably satisfactory to Lessor, and (B) be filed, together with such security assignment and such other documents as are necessary to perfect, protect and preserve the security interest granted hereby with respect to such Sublease, with the FAA or other government of registry of the Aircraft, as applicable, and with the necessary state recording offices pursuant to the UCC, or with such other recording offices as are required under applicable Law, and Lessee shall take such actions as Lessor shall reasonably request to perfect the security interest in the Sublease.

               (vii) Concurrently with entering into any Sublease, Lessee shall give written notice to the Permitted Sublessee of Lessor's right to be paid such rents and Lessor's other rights with respect to the Sublease from and after the occurrence of an Event of Default, and Lessee and such Permitted Sublessee shall each acknowledge in writing that all such payments shall be made directly to Lessor, and as to Lessor's other rights and remedies wish respect thereto.

               (viii) Lessee's right to enter into any Sublease is further conditioned upon Lessee delivering to Lessor (A) an opinion of counsel (which counsel and opinion shall be reasonably satisfactory to Lessor) to the effect, among other things, that (1) if the country in which the Permitted Sublessee has its principal office and domicile is not the United States, such country would give effect to the title of Lessor in and to the Aircraft, and permit the registration of the Aircraft in the name of Lessor (or Lessee or Permitted Sublessee, as appropriate), and (2) if the Permitted Sublessee is a Section 1110 Person, an opinion of counsel that the Lessee as lessor is entitled to the benefits of Section 1110 (assuming no change in United States law which would make such benefits unavailable to aircraft leases generally under United States law), and (B) a notice stating the identity of the applicable Permitted Sublessee and stating that no Specified Default shall have occurred and be continuing and that such Sublease complies with the requirements of this Section 8.01 and to the knowledge of Lessee after due inquiry the applicable Permitted Sublessee is not then subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws.

               (ix) Any consolidation or merger of Lessee or conveyance, transfer or lease of all or substantially all of Lessee's assets permitted by Section 6.01 shall not be prohibited by this Section 8.01(c).

          (d) [Intentionally Omitted]

          (e) EXPENSES. Lessee hereby agrees to reimburse all reasonable out of pocket costs and expenses of Lessor (including the reasonable fees and expenses of counsel) incurred in connection with any re-registration of, or any Sublease or other permitted transfer relating to the Aircraft.

          (f) NO ASSIGNMENT. Lessee shall not assign, except in accordance with this Section 8.01 or as otherwise expressly provided in this Lease, any interest in this Lease or any of its rights hereunder or in any property leased hereunder. Lessor shall have no responsibility for any increased costs resulting from any assignment that is provided for under Section 8.01.

     Section 8.02 LAWFUL INSURED OPERATIONS. (a) Lessee will operate and use the Aircraft only in or in connection with lawful commercial passenger airline operations.

          (b) Lessee will not maintain the Aircraft, or permit the Aircraft to be maintained in a manner contrary to the Maintenance Program or in violation of any applicable Law or any certificate of airworthiness, permit, license or registration issued by the Aeronautical Authority, except to the extent being contested diligently and in good faith, and Lessee will not use or operate the Aircraft, or permit the Aircraft to be used or operated in a manner contrary to the Lessee's operating manuals approved by the Aeronautical Authority or instructions or the Maintenance Program or in violation of any applicable Law or in violation of any certificate of airworthiness, permit, license or registration issued by the Aeronautical Authority, except to the extent being contested diligently and in good faith, PROVIDED that in either case such contest does not create any material risk of the loss or forfeiture of the Aircraft or to cancellation, suspension or loss of insurance coverage.

          (c) [Intentionally Omitted]

          (d) Lessee will not operate the Aircraft, or permit the Aircraft to be operated during the Term unless the Aircraft is covered by insurance as required by the provisions hereof and such operation is in compliance with the terms of such insurance.

          (e) Lessee solely shall bear any costs and expenses that may arise from any loss or damage (with respect to both the Aircraft and any affected third parties) that may occur during or in connection with operations of the Aircraft including those that are excluded from coverage by the insurance maintained in accordance with Article XI.

          (f) Lessee shall not at any time represent Lessor as carrying goods or passengers in the Aircraft or as being in any way connected or associated with the operation or carriage being undertaken by Lessee or as having any operational interest in or responsibility for the Aircraft.

     Section 8.03 RESTRICTIONS ON OPERATION. Lessee shall not operate or locate the Aircraft or permit the Aircraft to be operated or located on any routes or in any country in any manner that (i) would be in breach of or violate any relevant Law of the United States or in or over any area that may expose Lessor or any Financing Party to any penalty, fine, sanction or other liability, whether civil or criminal, under any applicable Law, or (ii), subject to Section 8.05, would result in the Aircraft being ineligible for registration in the name of Lessor under 49 U.S.C. 44102(a)(1)(C). Lessee shall not operate the Aircraft in any geographical area for which it is not duly authorized. Lessee shall not use the Aircraft for training of any Person other than its own employees and shall not use the Aircraft for training its personnel more than it uses any other EMB-145 aircraft in its fleet, whether owned or leased.

     Section 8.04 AOC. Lessee shall continue to hold an air carrier operator's certificate with an operating specification allowing it to operate aircraft of the same type as the Aircraft and for the purpose for which the Aircraft is permitted to be used hereunder issued by the FAA.

     Section 8.05 REGISTRATION AND OPERATION. Except as otherwise permitted by
Section 5 of Exhibit A-2, or as otherwise required by the Federal Aviation Act or rules, regulations, or orders promulgated thereunder, or to the extent that such registration cannot be effected or continued due solely to the Lessor's failure to comply with the citizenship or other eligibility requirements for registration of commercial aircraft under the Federal Aviation Act or any rule, regulation or order promulgated thereunder, Lessee shall at its expense keep the Aircraft at all times registered under the applicable Laws of the United States in the name of Lessor and, at all times that the Aircraft is being used and operated for the public transport of passengers, shall insure that the Aircraft possesses a valid, current certificate of airworthiness and such other certificates, licenses, permits and authorizations as may be from time to time required for the use and operation of the Aircraft for the public transport of passengers; PROVIDED that the Lessor shall execute and deliver all such documents as the Lessee may reasonably request for the purpose of effecting, continuing or (as provided in this Section 8.05 of this Lease and Section 5 of Exhibit A-2) changing such registration.

     Section 8.06 INSIGNIA. On the Delivery Date or promptly thereafter, but in any event prior to the Aircraft being placed in service, Lessor shall place, and at all times during the Term, Lessee shall maintain, in the cockpit of the Airframe in a prominent location and on the gearbox of each Engine, a fireproof plate of a reasonable size bearing the legend:

          "THIS AIRCRAFT/ENGINE IS OWNED BY WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS OWNER TRUSTEE (THE "OWNER"), AND IS LEASED BY THE OWNER TO CHAUTAUQUA AIRLINES, INC."

Lessee agrees to make such changes to such identification plates as Lessor may reasonably request from time to time.

     Section 8.07 REMOVED ENGINES. At any time when an Engine is installed on an airframe or aircraft other than the Airframe or the Aircraft, Lessee shall ensure that insurance cover is maintained incompliance with Article XI . Notwithstanding anything herein to the contrary, Lessee shall not install, and shall not permit the installation of, any Engine on any airframe that is not an EMB-145 airframe or, if fully compatible in accordance with Manufacturer's and Engine Manufacturer's specifications, an EMB-140 airframe.

     Section 8.08 MAINTENANCE. Lessee, at its own cost and expense, shall:

          (a) perform or cause a Maintenance Contractor to perform all service, inspections, repairs, maintenance, modifications, alterations, overhaul, checks (including heavy checks) and testing, (i) as may be required under the rules and regulations of the Aeronautical Authority applicable to the Aircraft and in compliance with the Maintenance Program and good commercial practice, (ii) as may be included in any ADs, (iii) so as to keep the Aircraft airworthy (except as otherwise provided in Section 8.08(b)) and in good operating order, repair, condition and appearance and in at least as good operating condition and appearance as when delivered to Lessee subject to normal wear and tear associated with the operation and maintenance thereof in accordance herewith and
(iv) as required pursuant to Section 1(l) of EXHIBIT D-1 OR EXHIBIT D-2, AS APPLICABLE. Lessee shall do each of the foregoing and shall incorporate Service

Bulletins, in the same manner and with the same care as is the case with similar aircraft and engines of the same make and model as the Aircraft and Engines owned by or operated by or on behalf of Lessee, without discrimination (as compared to other similar aircraft owned or operated by Lessee) in contemplation of the expiration or termination of this Lease with respect to the use, operation or mandatory maintenance, other than the withdrawal of the Aircraft from service as necessary to prepare the Aircraft for return to Lessor upon such expiration or termination. Nothing in this Section 8.08(a) shall be construed in such a manner as to require Lessee to modify the Aircraft in such a manner as to reflect a configuration that is unique to Lessee solely because Lessee may be so modifying other aircraft operated by it;

          (b) keep the Aircraft (i) in such condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times (except during periods of maintenance, repair or modification when the Aircraft is not operated, during any period when the Aeronautical Authority shall have revoked or suspended the airworthiness certification of all aircraft of the same type, model and series as the Aircraft, and during any period which the Aircraft is in long-term storage) and
(ii) in compliance with Part 121 of the Federal Aviation Regulations (as set forth in Title 14 of the U.S. Code of Federal Regulations), or, if the Aircraft has been re-registered in accordance with the provisions of this Lease in a country other than the United States, the requirements of the civil aviation authority having jurisdiction over the Lessee's or any Permitted Sublessee's operations, and all other applicable Law; and

          (c) maintain throughout the Term in a form that is accurate, complete, and current all Aircraft Documents listed on EXHIBIT B and all log books, all manuals and revisions and updates thereto, all certification and inspection records (including without limitation all certifications and forms required by the Aeronautical Authority and otherwise and all reports, x-rays, video tapes, print-outs and other non destructive testing documents), and all other material required by the Aeronautical Authority or required by the Maintenance Program relating to operation, maintenance or other activity of the Aircraft during the Term, with all such Aircraft Documents being in English.

     Section 8.09 COSTS. Lessee shall be responsible for and shall hold Lessor harmless from all costs incurred in the operation of the Aircraft for profit or otherwise, including, without limitation, the costs and expenses of flight crews, cabin personnel, fuel, oil, lubricants, maintenance, insurance, landing fees, navigation fees, airport charges and any and all other expenses or claims of any kind or nature, directly or indirectly incurred or imposed in connection with or related to the use, movement, operation, maintenance, repair, storage or location of the Aircraft during the Term.

                                   ARTICLE IX

                       REPLACEMENT OF PARTS; MODIFICATIONS

     Section 9.01 REPLACEMENT AND REMOVAL OF PARTS. (a) Except as otherwise provided in Section 9.01(f) or if the Airframe or an Engine to which a Part relates has suffered an Event of Loss, Lessee, at its own cost and expense, shall promptly replace or ensure the replacement of all Parts that, from time to time, may become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or rendered unfit for use for any reason whatsoever.

          (b) In the ordinary course of maintenance, service, repair, overhaul or testing during the Term, Lessee may at its own cost and expense cause to be removed or allow the removal of any Parts, whether or not worn out, destroyed, damaged beyond repair or rendered unfit for use, PROVIDED that Lessee shall replace at its own cost and expense such Parts as promptly as practicable (any Part replaced pursuant to Section 9.01(a) or (b), a "REPLACEMENT PART"), PROVIDED FURTHER, HOWEVER, that Lessee may elect not to replace Parts only to the extent provided in Section 9.01(f).

          (c) All Replacement Parts shall be free and clear of all Liens, shall be Aeronautical Authority-approved and fully interchangeable, shall have been overhauled, repaired and inspected by a Maintenance Contractor, except for Permitted Liens and for pooling arrangements to the extent permitted by Section 9.03, and shall be in as good operating condition as, and have a utility at least equal to and a value reasonably approximating, the Parts replaced (assuming such Parts were in the condition and repair in which they were required to be maintained by the terms hereof) and all serviceable tags or other required documentation relating to the last overhaul of such Parts performed by an Aeronautical Authority approved facility shall be provided and maintained by Lessee.

          (d) All Parts owned by Lessor that are at any time removed from the Aircraft shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by parts which have been incorporated or installed in or attached to the Aircraft and that meet the requirements of Replacement Parts specified in Section 9.01(c) or as otherwise provided in Section 9.01(f). Immediately upon any Replacement Part becoming incorporated or installed in or attached to the Aircraft as above provided, without further act, (i) title to the removed Part shall thereupon vest in Lessee, free and clear of all rights of Lessor and any Financing Party and Lessor's Liens, and such removed Part shall no longer be deemed a Part hereunder, (ii) title to such Replacement Part shall thereupon vest solely in Lessor, and (iii) such Replacement Part shall become subject to this Lease and be deemed a Part for all purposes hereof to the same extent as the Part which it has replaced.

          (e) Lessee shall be entitled, so long as no Event of Default shall be continuing, to substitute, replace or renew any Part with a part that does not satisfy the requirements of Section 9.01(c) PROVIDED that:

               (i) there shall not have been available to Lessee at the time and in the place that such substitute or replacement part was required to be installed on the Airframe or an Engine a substitute or replacement part complying with such requirements;

               (ii) it would have resulted in an unreasonable disruption of the operation of the Aircraft to have grounded the Aircraft until such time as a substitute or replacement part complying with such requirements became available for installation in or on the Aircraft; and

               (iii) as soon as practicable after installation of the same in or on the Airframe or Engine (which, in the case of an Engine, shall be no later than the next off-wing shop visit of the Engine) Lessee shall remove any such part not complying with such requirements and replace or substitute the same with a part complying with the same.

          (f) Lessee may, at its own cost and expense at any time during the Term, remove or cause to be removed any Part from the Airframe or an Engine if
(i) such Part is in addition to, and not in replacement of or in substitution for, any Part originally incorporated or installed in or attached to the Airframe or such Engine at the time of delivery thereof hereunder or any Part in replacement of, or in substitution for, any such original Part and (ii) such Part can be removed from the Airframe or such Engine without materially (as measured on an aggregate basis) diminishing or impairing the value, condition, utility, airworthiness that the Airframe or such Engine would have had at the time of removal had such removal not been effected by Lessee, assuming the Aircraft was otherwise maintained in the condition required by this Lease, PROVIDED that Lessee also may remove Parts that the Lessee deems obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine so long as the aggregate value of such removed Parts (based on their value as of the Delivery Date) does not exceed

$200,000. Lessee shall only make such removals referred to in the proviso to the first sentence of this Section 9.01(f) if such removals are made in the same manner and with the same care as removals made in the case of similar aircraft and engines of the same make and model as the Aircraft and Engines owned by or operated by or on behalf of Lessee, without discrimination (as compared to other similar aircraft owned or operated by Lessee). Upon the removal of any such Part, title thereto shall vest, without further act, in Lessee free and clear of all rights of Lessor and such Part shall no longer be deemed a Part hereunder. Any Part not removed as above provided prior to the return of the Aircraft to Lessor hereunder shall remain the property of Lessor.

          (g) Notwithstanding anything to the contrary contained in this Section 9.01, Lessee may not replace or remove any Parts in a manner that would prevent it from complying with Section 1(b) of EXHIBIT D-1 or EXHIBIT D-2, as applicable.

     Section 9.02 ALTERATIONS, MODIFICATIONS AND ADDITIONS. (a) Lessee, at its own expense, shall promptly make or ensure or allow the making of such alterations, modifications and additions to the Aircraft as may be required from time to time to meet the applicable standards of the FAA or to comply with any mandatory Law, rule, directive, bulletin, notice, regulation or order of any Governmental Entity having jurisdiction over the Aircraft; PROVIDED that Lessee may in good faith and by appropriate procedure, contest the validity or application of any such standard in any reasonable manner which does not materially and adversely affect the interests of the Lessor or Beneficiary and does not involve any material risk of sale, forfeiture or loss of the Aircraft or the interest of the Lessor or Beneficiary therein, any material risk of civil penalty or any discernable risk of criminal liability being imposed on Lessor or Beneficiary.

          (b) So long as no Specified Default has occurred and is continuing, Lessee, at its own expense, may from time to time make other alterations, modifications and additions to the Aircraft, subject to the following conditions and limitations:

               (i) Lessee may not make any such alteration, modification or addition in a manner that would prevent it from complying with Section 1(b) of EXHIBIT D-1 or EXHIBIT D-2, as applicable;

               (ii) no such alteration, modification or addition diminishes the remaining warranty status, value or utility, or impairs the condition or airworthiness, of the Aircraft;

               (iii) title to all Parts incorporated or installed in or attached or added to the Aircraft as a result of such alteration, modification or shall vest immediately in Lessor and become subject to this Lease, without the necessity for any further act of transfer, document or notice

               (iv) Lessee shall only make such alterations, modifications and additions in the same manner and with the same care as are made in the case of similar aircraft of the same make and model as the Aircraft owned by or operated by or on behalf of Lessee, without discrimination (as compared to other similar aircraft owned or operated by Lessee; PROVIDED that Lessee shall be deemed to be in compliance with this Section 9.02(b)(iv) with respect to any alteration or modification made to the Aircraft to meet the operational requirements of any code share party under a code share or other similar arrangement that is also made to other aircraft leased or owned by Lessee that are subject to code sharing or similar arrangements with such code share party; and

               (v) No such alteration, modification or addition shall cause the Aircraft to be limited use property, but without limiting Lessee's right to remove Parts pursuant to Section 9.01(f).

          (c) In no event shall Lessor bear any liability or cost for any alteration, modification or addition to, or for any grounding or suspension of operations or of the certification of, the Aircraft, or for any loss of revenue arising therefrom.

     Section 9.03 POOLING OR PARTS LEASING. Any Part removed from the Airframe or from any Engine as provided in Section 9.01 may be subjected by the Lessee to a pooling or parts leasing agreement or arrangement that (i) is sponsored or supervised by the Manufacturer or Engine Manufacturer or a manufacturer of such Parts, (ii) is entered into in connection with a power by the hour agreement,
(iii) is based on immediate operational necessity or (iv) has been approved in advance by the Lessor (such approval not to be unreasonably withheld), PROVIDED that the part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Section 9.01 as promptly as practicable after the removal of such removed Part. In addition, any Replacement Part when incorporated or installed in or attached to the Airframe or any Engine in accordance with Section 9.01 may be owned by another airline or vendor as customary in the airline industry, subject to any such pooling or parts leasing arrangement, PROVIDED that the Lessee, at its expense as promptly thereafter as reasonably practicable, either (x) causes title to such temporary Replacement Part to vest in the Lessor in accordance with Section 9.01(d) by the Lessee acquiring title thereto for the benefit of the Lessor free and clear of all Liens except Permitted Liens, at which time such temporary replacement part shall become a Part and become subject to this Lease or (y) replaces such temporary Replacement Part by incorporating or installing in or attaching to such Airframe or Engine a further Replacement Part owned by the Lessee free and clear of all Liens except Permitted Liens and by causing title to such further Replacement Part to vest in the Lessor in accordance with Section 9.01(d).

                                    ARTICLE X

                            MANUFACTURERS' WARRANTIES

     Section 10.01 ASSIGNMENT. Lessor hereby assigns to Lessee all rights Lessor has under any warranty, express or implied, with respect to the Aircraft and the Engines or any Parts thereof made by the Manufacturer, the Engine Manufacturer, or any other Person, and all proceeds thereof and recoveries thereunder under the Manufacturer Purchase Agreement, Assignment No. 2, the Engine Warranty Agreement and Engine Warranty Assignment and Consent and otherwise, to the extent that such warranties exist or may be assigned or otherwise made available to Lessee; PROVIDED, HOWEVER, that upon the occurrence of an Event of Default and any termination of this Lease under Section 17.02 hereof, all such rights shall, without further action or notice, immediately revert to Lessor including all claims thereunder whether or not perfected. In the event any such warranties are not assignable to Lessee, Lessor shall use commercially reasonable efforts at Lessee's expense to enforce such warranties on Lessee's behalf so long as no Event of Default shall have occurred and not been remedied or waived.

     Section 10.02 LIMITATIONS. Lessee shall not do or omit to do anything (or permit or fail to prevent the doing or omission of anything) that, or the omission of which, prejudices any right that Lessor or Lessee may have against the Manufacturer, the Engine Manufacturer or against the manufacturer or supplier of any part of the Aircraft or against any maintenance, conversion or repair facility in respect of the Aircraft or any part thereof.

                                   ARTICLE XI

                                    INSURANCE

     Section 11.01 PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE. Lessee shall, without expense to the Lessor, maintain or cause to be maintained in effect at all times during the Term, with an Approved Insurer, public liability insurance (including, without limitation, aircraft third party, passenger legal liability, property damage, general third party legal liability and product liability coverage (in each case, without any exclusion for date recognition coverage) but excluding manufacturer's product liability coverage) with respect to the Aircraft in an amount not less than the greater of (x) the amount which Lessee may carry from time to time on other similar aircraft in its fleet (whether owned or leased) and (y) the Minimum Liability Amount; PROVIDED that an agreement of a United States Entity backed by the full faith and credit of the United States government for the benefit of the Additional Insureds to insure against or indemnify for substantially the same risks to at least the same amount shall satisfy the requirements of this Section 11.01, PROVIDED FURTHER, that on or prior to the date of such agreement, the Lessee shall provide an Officer's Certificate of the Lessee certifying that any such insurance or indemnity provides protection no less favorable than insurance coverage that would comply with this Section 11.01. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee and shall be consistent with generally accepted industry-wide practice for airlines similarly situated to Lessee with regard to the insurance of aircraft similar to those operated by Lessee and based or operated in any jurisdiction in which the Aircraft may then be based or operated.

     During any period of more than thirty (30) days that the Aircraft is placed in short-term or long-term storage status, the Lessee may modify the insurance required by this Section 11.01 to modify the amounts of public liability and property damage insurance, the scope of the risks covered and the type of insurance, in all circumstances to conform to such insurance customary in the United States airlines industry for regional air carriers similarly situated with the Lessee in respect of similar aircraft which are placed in short-term or long-term storage status, except that in all instances the amounts of coverage and scope of risk covered and the type of insurance shall be at a minimum no less favorable than the insurance as from time to time applicable to aircraft owned or leased by Lessee and in short-term or long-term storage status.

     Section 11.02 INSURANCE AGAINST LOSS OR DAMAGE TO THE AIRCRAFT AND ENGINES. Subject to the rights of Lessee under Section 11.10, Lessee shall, without expense to the Lessor, maintain or cause to be maintained in effect at all times during the Term, with an Approved Insurer, all risk (which may, except as provided in Section 11.04, exclude war and allied perils (but which shall not contain any exclusion for date recognition coverage)), agreed value, ground and flight hull insurance, covering the Aircraft for an amount at all times (even when the Aircraft is grounded or in storage) not less than the Stipulated Loss Value from time to time; PROVIDED that, the Lessee shall not be required to maintain all-risk flight aircraft hull insurance with respect to any period in which the Aircraft is placed in short term or long term storage status, and PROVIDED FURTHER that all-risk flight aircraft hull insurance shall be in effect during any check flights, ferry flights or other flight time during such storage. Such insurance shall not provide insurers with a right to replace the Airframe or any Engine with another airframe or Engine. Such hull insurance or other personal property insurance of the Lessee shall cover Engines or engines and Parts temporarily removed from the Airframe pending replacement by installation of the same or similar Engines, engines or Parts on the Airframe in an amount not less than the fair market value of such Engine or Part. Such insurance shall be of the type usually carried by the Lessee with respect to similar aircraft and engines, and covering risks of the kind customarily insured against by the Lessee and shall be consistent with generally accepted industry-wide practice for airlines similarly situated to Lessee with regard to the insurance of aircraft similar to those operated by Lessee and based or operated in any jurisdiction in

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which the Aircraft may then be based or operated. An agreement of a United
States Entity backed by the full faith and credit of the United States government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this Section 11.02.

     Section 11.03 ADDITIONAL INSUREDS; LOSS PAYMENT. The Lessee shall cause all policies of insurance carried in accordance with this Article XI to name the Additional Insureds as their respective interests may appear as additional insureds and shall cause all policies required by Section 11.02 to name Lessor as the sole loss payee. Such policies shall provide with respect to such Additional Insureds that (a) none of their respective interests in such policies shall be invalidated by any act or omission or breach of warranty or condition contained in such policies by the Lessee or, in the case of any particular Additional Insured, any other Additional Insured; (b) no cancellation or lapse of coverage for nonpayment of premium or otherwise, and no substantial change of coverage which adversely affects the interests of any such Additional Insured, shall be effective as to such Additional Insured until 30 days (or 10 days in respect of non-payment of premium and, in the case of war risk coverage, such lesser period as may be applicable) after receipt by such Additional Insured of written notice from the insurers of such cancellation, lapse or change; (c) they shall have no liability for premiums, commissions, calls, assessments or advances with respect to such policies; (d) such policies will be primary without any right of contribution from any other insurance carried by such Additional Insureds; (e) the insurers waive any rights of set-off, counterclaim, deduction or subrogation against such Additional Insureds; (f) shall apply worldwide and have no territorial restrictions or limitations (except, in the case of war, hijacking or related perils insurance, as otherwise permitted hereunder); and (g) shall contain a 50/50% Clause per Lloyd's Aviation Underwriter's Association Standard Policy Form AVS 103 to the extent a separate war risk policy is maintained. Each liability policy shall provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and provide that the exercise by the insurer of rights of subrogation derived from rights retained by the Lessee will not delay payment of any claim that would otherwise be payable but for such rights of subrogation. Each hull policy shall name the Lessor as loss payee with respect to proceeds payable for an Event of Loss and where the aggregate insurance proceeds exceed $750,000; PROVIDED that, so long as the insurers shall not have received written notice that a Specified Default has occurred and is continuing, if insurance proceeds in the aggregate equal to $750,000 or less become payable, then such proceeds shall be payable to the Lessee and, notwithstanding the foregoing, any amounts up to Stipulated Loss Value (x) of any proceeds which in the aggregate exceed $750,000, (y) of any proceeds in respect of an Event of Loss or (z) if the insurers shall have received written notice that a Specified Default has occurred and is continuing, any proceeds with respect to any single loss, shall be payable to Lessor as loss payee.

     Section 11.04 WAR RISK. Subject to the rights of Lessee under Section 11.10, if and to the extent that the Lessee or a Permitted Sublessee operates the Aircraft (a) on routes for which it maintains war risk, hijacking or allied perils insurance in effect with respect to other similar owned or leased aircraft in its fleet, (b) on routes (other than routes within the United States and Canada) where the custom in the industry is to carry war risk insurance, or
(c) in any area of recognized hostilities, the Lessee or such Permitted Sublessee shall maintain or cause to be maintained a war risks insurance policy (hull and liability) on the Aircraft covering all of those risks that are currently enumerated in Lloyds Form AVN 48B (War, Hijacking and Other Perils Exclusion Paragraph (Aviation)) to the fullest extent possible and any additional risks that may hereafter be included therein or in any form succeeding to any of its functions in an amount with respect to hull, not less than the Stipulated Loss Value and, with respect to liability, in an amount not less than the Minimum Liability Amount. An agreement of a United States Entity backed by the full faith and credit of the United States government to insure against or indemnify for substantially the same risks to at least the same amount will satisfy any of the requirements of this Section 11.04.

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     Section 11.05 APPLICATION OF HULL INSURANCE PROCEEDS. As between the Lessor and the Lessee, any payments received under policies of hull or other property insurance required to be maintained by the Lessee pursuant to Section 11.02 or 11.04, shall be applied as follows:

          (a) if such payments are received with respect to loss or damage (including an Event of Loss with respect to an Engine) not constituting an Event of Loss with respect to the Airframe, payments in the aggregate of $750,000 or less shall be paid over to or retained by the Lessee and, subject to Section 11.03, any payments which in the aggregate are greater than $750,000 shall be paid over to or retained by the Lessor for payment to the Lessee only upon performance of its repair or replacement obligation as set forth in Section 12.02;

          (b) if such payments are received with respect to an Event of Loss with respect to the Airframe, or the Airframe and Engines or engines installed thereon, and the Airframe is not being replaced by the Lessee pursuant to
Section 12.01(a)(ii) or has not been replaced by Lessee pursuant to Section 12(a)(ii) within one hundred twenty (120) days after the Event of Loss, so much of such payments as shall not exceed the amounts required to be paid by the Lessee pursuant to Section 12.01(a)(i) shall be applied in reduction of the Lessee's obligation to pay such amounts if not already paid by the Lessee and to reimburse the Lessee if such amounts shall have been paid, and the balance, if any, of such payments shall be promptly paid over to or retained by the Lessee;

          (c) if such payments are received with respect to the Airframe or the Airframe and Engines or engines installed thereon as a result of an Event of Loss with respect thereto and the Airframe is being replaced by the Lessee pursuant to Section 12.01(a)(ii), such payments shall be paid over to, or retained by the Lessee, PROVIDED that if the Lessee has not completed such replacement and the performance of all other obligations under Section 12.01(c), such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement, be paid over to or retained by the Lessee or, if such completion of a replacement has not occurred within the applicable time period, applied as provided in
Section 11.05(b).

     Section 11.06 INSURANCE BY LESSOR. Nothing in this Article XI shall prohibit the Lessee, the Lessor, or any other Additional Insured from obtaining insurance with respect to the Aircraft, any Engines or engines installed on the Airframe, or any Part for its own account (including, without limitation, in the case of the Lessee, hull insurance under the same policies maintained pursuant to this Article XI in amounts in excess of those required to be maintained pursuant to this Article XI) and any proceeds payable thereunder shall be payable as provided in the insurance policy relating thereto, PROVIDED that no such insurance may be obtained which would limit or otherwise adversely affect the availability of coverage or payment of any insurance required to be obtained or maintained pursuant to this Article XI, it being understood that all salvage rights to the Airframe or the Engines shall remain with the Lessee's insurers at all times.

     Section 11.07 REPORTS, ETC. (a) Lessee will furnish to the Lessor (i) on or prior to the Delivery Date, insurance certificates describing in reasonable detail the insurance maintained by Lessee as required pursuant to this Article XI, (ii) prior to the cancellation, lapse or expiration of the insurance policies required pursuant to this Article XI, evidence of renewal of such insurance policies, and (iii) on or prior to the Delivery Date and on or before the renewal dates of the insurance policies carried by the Lessee pursuant to this Article XI, a report signed by a firm of aircraft insurance brokers, not affiliated with the Lessee, appointed by the Lessee and reasonably satisfactory to the Lessor, stating the opinion of such firm that all premiums in connection with the insurance then due have been paid and the insurance then carried and maintained on the Aircraft complies with the terms hereof and, in the case of renewal insurance, that such renewal insurance will on and after the effective date thereof so comply with the terms hereof, PROVIDED that all information contained in such report shall be held confidential by the Lessor and

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

Beneficiary and shall not be furnished or disclosed by them to anyone except their legal counsel, insurance brokers or advisors, bona fide prospective transferees of the Lessor and Beneficiary and their respective agents (PROVIDED that they shall agree for the benefit of the Lessee to hold all such information similarly confidential) or as may be required by applicable Law. The Lessee will instruct such firm to give prompt written advice to the Lessor of any default in the payment of any premium and of any other act or omission on the part of the Lessee of which it has knowledge and which would in such firm's opinion invalidate or render unenforceable, in whole or in any material part, any insurance on the Aircraft. The Lessee will also instruct such firm to advise the Lessor in writing at least 30 days prior to the termination or cancellation of, or material adverse change in, such insurance carried and maintained on the Aircraft pursuant to this Article XI (or such lesser period as may be applicable in the case of war risk coverage).

          (b) Lessee shall use reasonable efforts to notify Lessor promptly of any event (other than an event constituting an Event of Loss, notice of which shall be governed by Section 12.01(a) or (b), as applicable) with respect to the Aircraft, the Airframe, any Engine or any Part thereof that will or may give rise to a claim under any hull risk insurance policy in excess of $750,000, PROVIDED that receipt by Lessor of any payments pursuant to Section 11.05(a) shall be deemed to constitute notice of such event, subject to Lessee providing such additional information regarding such event as Lessor shall request after receipt of such payment.

          (c) If at any time and from time to time, Lessor shall identify a Financing Party to Lessee, Lessee shall cause to be delivered new insurance certificates and broker's undertakings to ensure that each such Financing Party is afforded the insurance coverage required under this Lease.

     Section 11.08 NEGATIVE UNDERTAKINGS. (a) Lessee shall not knowingly do or omit to do or permit to be done or left undone anything whereby any policy required to be maintained under this Article XI would or may reasonably be expected to be rendered in whole or in part invalid or unenforceable.

          (b) Without prejudice to the obligations of Lessee under Section 11.08(a), Lessee shall not operate or locate the Airframe or any Engine or suffer the Airframe or any Engine to be operated or located, (i) in any area or for carriage of any goods excluded from coverage by any insurance required by the terms of this Article XI, except in the case of requisition by or any contract with any Governmental Entity where Lessee obtains an indemnity in lieu of such insurance from such Governmental Entity against the risks and in the amounts required by this Article XI in respect of such area or such carriage of any goods, or (ii) in any recognized or threatened area of hostilities unless fully covered by war risk insurance or unless the Airframe or Engine is operated or used under contract with any Governmental Entity under which contract such Governmental Entity assumes full liability for any damage, loss, destruction or failure to return possession of such Airframe or Engines at the end of the term of such contract and for injury to persons and damage to property of others, or
(iii) in any place or in any manner or for any purpose inconsistent with the terms or outside the cover provided by any such policy, and the result of such operation or location is that any policy required to be maintained under this
Article XI would or may be reasonably expected to be rendered in whole or in part invalid or unenforceable, PROVIDED that if Lessee unintentionally and temporarily operates or locates the Airframe or any Engine or suffers the Airframe or any Engine to be operated or located in violation of this Section 11.08(b ), Lessee shall be deemed not to have breached its obligations under this Section 11.08(b ) if, upon a Responsible Officer becoming aware thereof, Lessee promptly terminates any such operation or changes such location that resulted in such violation and takes reasonable affirmative actions to prevent the operation or location of the Aircraft in violation of Section 11.08(b) occurring again.

     Section 11.09 FAILURE TO INSURE. If Lessee shall fail to maintain or cause there to be maintained insurance as herein provided, Lessor may, at its option,provide such insurance and in such event Lessee

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shall, upon demand, reimburse  Lessor for the cost thereof.  Such provision by
Lessor shall not affect the right of Lessor to treat such failure by Lessee as an Event of Default.

     Section 11.10 DEDUCTIBLE. For insurance provided pursuant to Section 11.02 or 11.04, a deductible per occurrence that is not in excess of the prevailing standard market deductible for similar aircraft shall be permitted for each aircraft in the Lessee's fleet. In no case shall the amount of the deductible during any policy year with respect to the Aircraft exceed $750,000 unless Lessee provides a report from the Lessee's independent insurance broker confirming that any higher deductible amount maintained by Lessee does not exceed the amount maintained by airlines similarly situated to Lessee with regard to the insurance of aircraft similar to those operated by Lessee and based or operated in any jurisdiction in which the Aircraft may then be based or operated.

                                   ARTICLE XII

                                  EVENT OF LOSS

     Section 12.01 EVENT OF LOSS WITH RESPECT TO THE AIRFRAME. (a) Upon the occurrence of an Event of Loss to the Airframe or the Airframe and the Engines or engines then installed on the Airframe, Lessee (x) shall as soon as possible (and, in any event, within five (5) days after the occurrence of such Event of Loss) provide written notice to Lessor and Beneficiary of such Event of Loss and
(y) shall forthwith (and, in any event, within sixty (60) days after the occurrence of such Event of Loss), give written notice to Lessor of its election to perform one of the following options (it being understood that, if Lessee fails to give such notice, or if Lessee has elected the option set forth in clause (ii) below but has failed to comply with the provisions thereof or with the provisions of Section 12.01(c), Lessee shall be deemed to have elected the option set forth in clause (i) below):

               (i) On or before the date that is ninety (90) days after the date of any Event of Loss with respect to the Airframe or the Airframe and any Engines or engines, but in no event later than two (2) Business Days after receipt of insurance or other proceeds in respect of such Event of Loss (or, if Lessee has elected to replace the Airframe or the Airframe and any Engines or engines pursuant to Section 12.01(a)(ii), on the first Business Day after the 120th day following the Event of Loss), Lessee shall pay to Lessor the sum of (A) the Stipulated Loss Value PLUS (B) the amount of Basic Rent, if any, due and unpaid on such date, PLUS (C) the amount of deferred Basic Rent, if any, as of such date as set forth in the column headed "Deferred Basic Rent" in Schedule SLV, MINUS (D) the amount of prepaid Basic Rent, if any, as of such date as set forth in the column headed "Prepaid Basic Rent" in Schedule SLV, PLUS (E) all Supplemental Rent (other than Stipulated Loss Value) unpaid as of such date; or

               (ii) So long as (A) no Specified Default has occurred and is continuing, and (B) the conditions set forth in Section 12.01(c) are met, Lessee may substitute another Embraer aircraft model EMB-145LR or Embraer airframe model EMB-145LR of the same or later vintage as the Airframe that suffered the Event of Loss together with one or more Rolls-Royce Allison AE 300 7A1P engines, as the case may be, or an improved model of the Airframe and Engines, if any, that suffered the Event of Loss, that, in each case, has a value, utility, condition, maximum take-off weight, maximum landing weight (and in the case of an engine, with an equal or greater engine thrust rating), estimated residual value and remaining useful life equal to or greater than, and in as good an operating condition as, the Airframe and Engines, if any, that suffered such Event of Loss (assuming that such Airframe and Engines were then in the condition required by the terms of this Lease) within 120 days following the occurrence of such Event of Loss in accordance with the terms and provisions of Section 12.01(c) below.

          (b) If an Event of Loss occurs with respect to the Airframe and Lessee elects the option set forth in clause (i) of Section 12.01(a), then upon payment in full by Lessee of all amounts referred to therein:

               (i) the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to Section 6.05 and Articles XIV and XV of this Lease or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the Termination Date) shall cease;

               (ii) the Term shall end; and

               (iii) Lessor will transfer to Lessee, without recourse or warranty (except as set forth below) on an as-is, where-is basis, all of Lessor's right, title and interest, if any, in and to the Airframe and Engines (if any) suffering the Event of Loss, as well as all of Lessor's right, title and interest in and to any Engine constituting part of the Aircraft but not installed thereon at the time of the Event of Loss, by way of a bill of sale conveying to Lessee such title as was received by Lessor on the Delivery Date, free of Lessor's Liens, but subject to Liens arising by or through Lessee.

     Nothing in this Section 12.01(b) shall be deemed to relieve Lessee of its obligation to pay Rent prior to the date on which the Stipulated Loss Value and all other amounts due hereunder have been paid in full.

          (c) If an Event of Loss occurs with respect to the Airframe and Lessee elects the option set forth in clause (ii) of Section 12.01(a), then Lessee shall duly convey to Lessor, at its sole cost and expense, and shall reimburse Lessor for any out-of-pocket costs and expenses incurred in connection therewith, as replacement for the Aircraft that suffered the Event of Loss, title to a Replacement Aircraft (or a Replacement Airframe or a Replacement Airframe and a Replacement Engine which, together with the Engine or Engines constituting a part of the Aircraft but not installed thereon at the time of the Event of Loss, constitute the Aircraft) free and clear of all Liens except Permitted Liens described in clauses (i), (ii) and (iii) of the definition thereof. Prior to or at the time of such conveyance, Lessee shall at its expense:

               (i) furnish to Lessor a full warranty bill of sale, in form and substance reasonably satisfactory to Lessor, with respect to such Replacement Aircraft or Replacement Airframe and Replacement Engines, if any,

               (ii) cause a supplement hereto, in form and substance reasonably satisfactory to Lessor, subjecting such Replacement Aircraft or Replacement Airframe and Replacement Engines to the terms of this Lease, to be duly executed by Lessee and recorded as may be necessary or as Lessor may request pursuant to the Federal Aviation Act,

               (iii) cause Uniform Commercial Code financing statement(s) to be filed in such place or places as may be necessary or advisable in order to evidence and perfect the interests of Lessor in and to such Replacement Aircraft or Replacement Airframe and Replacement Engines under applicable law,

               (iv) furnish Lessor with such evidence as to Lessee's title to such Replacement Aircraft or Replacement Airframe and Replacement Engine and as to the integration of substituted property into the Maintenance Program as Lessor may reasonably request,

               (v) furnish Lessor with a certificate of an authorized officer of Lessee together with an appraisal by a qualified independent appraiser of nationally recognized standing reasonably acceptable to Lessor that such Replacement Aircraft or Replacement Airframe and Replacement Engines have a value, utility, condition, maximum take-off weight, maximum landing weight (and in the case of an engine, with an equal or greater engine thrust rating) and remaining useful life, at least equal to, and are in as good an operating condition as, the Aircraft, or the Airframe and Engines, if any, subject to the Event of Loss (assuming that such Aircraft, or Airframe and Engines were in the condition required by the terms of this Lease), together with an insurance certificate related thereto evidencing compliance with Article XI,

               (vi) furnish Lessor with an opinion of counsel, reasonably acceptable to Lessor, to the effect that title to such Replacement Aircraft or Replacement Airframe and Replacement Engines have been duly conveyed to Lessor free and clear of all Liens except Permitted Liens and that such Replacement Aircraft is duly leased hereunder, and that the supplement to this Lease covering the same has been duly recorded under applicable Law together with a favorable opinion of counsel, acceptable to Lessor in its reasonable discretion, as to the availability of Section 1110 of the Bankruptcy Code or any successor statute thereto having similar subject matter to Section 1110 with respect to such Replacement Aircraft or Replacement Airframe and Replacement Engines and as to such other matters as may be reasonably requested by Lessor or Beneficiary,

               (vii) furnish Lessor with an opinion (in form and substance reasonably acceptable to Lessor) of independent tax counsel selected by Lessee and reasonably acceptable to Lessor, to the effect that the replacement of the Aircraft or the Airframe and Engine, as applicable, will not cause any adverse tax consequences to Lessor or, in lieu of such opinion, furnish Lessor with an indemnity satisfactory to Lessor against any such adverse tax consequences,

               (viii) provide all other documentation and take such other action as may be necessary or as Lessor may reasonably request in order that such Replacement Aircraft or Replacement Airframe and Replacement Engines be duly and properly titled in Lessor and covered by the insurance policies required under Article XI,

               (ix) cause such Replacement Aircraft to be duly registered in Lessor's name at the FAA, and

               (x) subject to Section 10.01, assign to Lessor the benefit of all assignable manufacturers' warranties with respect to such Aircraft or Replacement Airframe and Replacement Engines.

     Upon full compliance by Lessee with the terms of this Section 12.01(c), Lessor will transfer to Lessee without recourse or warranty (except as set forth below) on an as-is, where-is basis, all of Lessor's right, title and interest, if any, in and to the Airframe and Engines (if any) suffering the Event of Loss, by way of a bill of sale conveying to Lessee such title as was received by Lessor on the Delivery Date, free of Lessor's Liens, but subject to Liens arising by or through Lessee, and shall remit to Lessee any insurance proceeds relating to property damage from policies maintained by Lessee or any Permitted Sublessee pursuant to Article XI or net condemnation award, in either case, actually received by Lessor. For the avoidance of doubt, Lessee agrees that it shall be solely responsible for the location of any Replacement Aircraft, Replacement Airframe or Replacement Engine at the time that it is to be so transferred in relation to any liability of Lessee under Article XIV. For all purposes hereof, the property so substituted shall be deemed an "AIRCRAFT," "AIRFRAME" and "ENGINE," as the case may be, as defined herein. No Event of Loss with respect to the Aircraft or the Airframe and the Engines or engines then

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installed thereon for which substitution has been elected pursuant to this
Section 12.01(c) shall result in any reduction in any sum due from Lessee under any Operative Document.

         Section 12.02 SUBSTITUTION OF ENGINES. (a) Upon an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, Lessee (x) shall as soon as possible (and, in any event, within ten (10) Business Days after the occurrence of such Event of Loss) provide written notice to Lessor and Beneficiary of such Event of Loss and (y) shall as soon as possible (and, in any event, within ninety (90) days after the occurrence of such Event of Loss) convey to Lessor, as replacement for the Engine suffering such Event of Loss, title to a Replacement Engine in accordance with this Section 12.02(a), free of all Liens (except Liens permitted by clauses (i ), (ii ), (iii ) and (v ) of the definition of Permitted Liens). Prior to or at the time of any such transfer, Lessee, at its own expense, will promptly

               (i) furnish Lessor with a full warranty bill of sale (excluding Liens permitted by clauses (i), (ii), (iii) and (v) of the definition of Permitted Liens) of that is, by its terms, governed by the laws of the State of New York and otherwise in form and substance reasonably satisfactory to Lessor with respect to such Replacement Engine;

               (ii) execute and deliver a supplement hereto, in form and substance reasonably satisfactory to Lessor, subjecting such Replacement Engine to this Lease;

               (iii) furnish Lessor with such evidence of title to such Replacement Engine and of compliance with the insurance provisions of
     Article XI with respect to such Replacement Engine as Lessor may reasonably request; and

               (iv) furnish Lessor with such documents as Lessor may reasonably request in connection with the completion of the transactions contemplated by this Section 12.02, in each case in form and substance reasonably satisfactory to Lessor.

     Upon full compliance by Lessee with the terms of this Section 12.02, Lessor will transfer to Lessee "AS IS, WHERE IS" and without recourse or warranty, except a warranty as to the absence of Liens arising by or through Lessor, such right, title and interest in the Engine that suffered the Event of Loss as Lessor received on the Delivery Date. For all purposes hereof, each such Replacement Engine shall be deemed part of the property leased hereunder, shall be deemed an "Engine" as defined herein. No Event of Loss covered by this
Section 12.02 shall result in any reduction in Rent.

          (b) In connection with the return of the Aircraft pursuant to Section
18.03 or at any time during the Term, so long as no Specified Default shall have occurred and be continuing, on at least thirty (30) days prior written notice to Lessor, the Lessee may elect to replace an Engine on the Airframe with a Replacement Engine in accordance with this Section 12.02. In such event, Lessee shall convey to Lessor, as replacement for the Engine suffering such deemed Event of Loss, title to a Replacement Engine in accordance with the provisions of Section 12.02(a).

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     Section 12.03 APPLICATION OF PROCEEDS AND PAYMENTS. Any payments received at any time by Lessor or by Lessee from any insurer under any policy of insurance required to be maintained pursuant to Article XI (other than liability insurance) shall be applied in the manner specified in Section 11.05. Subject to
Section 4.07, any payments received at any time by Lessor or Lessee from any Governmental Entity or other Person (except as provided in the preceding sentence) with respect to an Event of Loss will be applied as follows:

          (a) if such payments are received as a result of an Event of Loss with respect to the Airframe (or the Airframe and the Engine or Engines installed thereon):

               (i) so much of such payments as shall not exceed the amounts payable by Lessee pursuant to Section 12.01(a)(i) shall be paid to Lessor in reduction of Lessee's obligation to pay such amounts if not already paid by Lessee, or, if already paid by Lessee, shall be applied by Lessor to reimburse Lessee for its payment of such amounts and the balance of such payment, if any, remaining thereafter shall be paid over to, or retained by, Lessee; or

               (ii) if the Airframe (or the Airframe and the Engines or Engines installed thereon) is being replaced in accordance with Section 12.01(a)(ii), all such payments shall be held by Lessor as security until such time as Lessee shall have fully complied with its obligations under
     Section 12.01(a)(ii) and (c), whereupon such payments shall be paid over to Lessee or to such other Person or Persons as Lessee may direct or shall be applied as provided in Section 12.01(a)(i) if such replacement is not completed within the applicable time period; and

          (b) if such payments are received with respect to an Event of Loss to an Engine that has been or is being replaced by the Lessee pursuant to the terms hereof, such payments shall be paid over to, or retained by, the Lessee, PROVIDED that if the Lessee has not completed such replacement, such payments shall be paid over to, or retained by, the Lessor as security, and upon completion of, or in connection with a closing for, such replacement in accordance with Section 12.02, shall be paid over to or retained by the Lessee.

     Section 12.04 REQUISITION FOR USE BY GOVERNMENT. In the event of the requisition for use by a Governmental Entity of the Airframe or any Engine (other than a requisition constituting an Event of Loss), all Lessee's obligations under this Lease shall continue to the same extent as if such requisition had not occurred, except to the extent that performance or observance of any obligation by the Lessee shall have been prevented or delayed as a result of such requisition (other than Lessee's obligations to pay Rent and its obligation under Article XI hereof). If the Airframe or any Engine or engine installed thereon is not returned by such Governmental Entity prior to the last day of the Term, the Term shall nonetheless terminate on such last day. Subject to Section 4.07, all payments received by Lessor or Lessee from the Governmental Entity for the use of the Airframe or Engine during the Term prior to the time such requisition becomes an Event of Loss shall be paid over to, or retained by, Lessee; PROVIDED that any such payments received by Lessor may be offset against Lessee's obligation to pay Rent; and all payments received by Lessor or Lessee from the Governmental Entity for the use of such item after such requisition constitutes an Event of Loss or after the expiration of the Term and the receipt by Lessor of payment of Stipulated Loss Value, shall be paid over to, or retained by, Lessee. Lessee shall, as soon as practicable after the termination of any requisition for use or hire, cause the Aircraft to be put into the condition required by this Lease.

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                                  ARTICLE XIII

                           INFORMATION AND INSPECTION

     Section 13.01 FINANCIAL AND GENERAL INFORMATION. Throughout the Term, Lessee agrees to furnish to Beneficiary the following:

          (a) (i) within forty-five (45) days or such other number of days as Lessee furnishes the same to its lessors or lenders (as the case may be), after the close of each fiscal quarter occurring in each fiscal year of Lessee, an unaudited consolidated balance sheet, profit and loss statement, as of the close of such fiscal quarters and for the periods then ended, (ii) within ninety (90) days or such other number of days as Lessee furnishes the same to its lessors or lenders (as the case may be), after the close of each fiscal year of Lessee, an audited consolidated balance sheet, profit and loss statement, as of the close of such fiscal year and for the period then ended, prepared in accordance with generally accepted accounting principles in the United States, and (iii) within forty-five (45) days or such other number of days as Lessee furnishes the same to its lessors or lenders (as the case may be), after the close of each fiscal quarter occurring in each fiscal year of Lessee, Operating Results as of the close of such fiscal quarters and for the periods then ended;

          (b) within seventy-two (72) hours after the occurrence thereof, notice of any notices published by the FAA or the Department of Transportation proposing any disciplinary action on Lessee, which would have a material adverse effect upon Lessee or upon its ability to perform its obligations hereunder;

          (c) upon request of Lessor, (i) notice of scheduled maintenance on the Aircraft equivalent to a C check or greater and the locations thereof, together with reasonable prior written notice of any changes in the schedule so provided, and (ii) a true and accurate summary of the Maintenance Program, as in effect at the time of such request;

          (d) promptly after request for the same, such information regarding the condition of the Aircraft as Lessor may reasonably require; and

          (e) with the financial statements provided pursuant to Section 13.02(a)(ii), an Officer's Certificate of the Lessee, to the effect that the signer is familiar with or has reviewed the relevant terms of this Lease and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Lessee during the preceding fiscal year and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as of the date of such certificate, of any condition or event which constituted or constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Lessee has taken or is taking or proposes to take with respect thereof.

     Section 13.02 INSPECTION RIGHTS. (a) Once in each twelve month period during the Term on reasonable notice, and at any time so long as an Event of Default is continuing and with one (1) Business Day's notice or such shorter notice as may be reasonable under the circumstances, Lessee shall allow Lessor, any Financing Party and/or their respective authorized representatives (it being understood that Lessor, during the twelve (12) month period immediately preceding the last day of the Term, may designate the Manufacturer as its authorized representative), at the risk of such Persons, to conduct an on-board or visual walk around inspection of the Aircraft and any Engine (including a visual walk-around inspection of the Aircraft during any C check or other heavy maintenance) and to inspect the Aircraft Documents, in each case during normal business hours in the location where the Aircraft is physically located or in the location where the Aircraft Documents are kept, as applicable, PROVIDED that
(i) any such
inspection shall be subject to the safety, security (in respect of which Lessee shall assist Lessor, but shall not be responsible to obtain airport security clearance) and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations, and (ii) so long as Lessor is not exercising its remedies under Section 17.02, in the case of an inspection during a maintenance visit, such inspection shall not in any respect interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or interfere with the use or operation of the Airframe or any Engine or with the normal conduct of Lessee's business.

          (b) Lessor shall have no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Lessor's failure to object to any condition or procedure observed or observable in the course of an inspection hereunder shall not be deemed to waive or modify any of the terms of this Lease with respect to such condition or procedure.

          (c) The cost of such inspections shall be borne (i) except as set forth in clause (ii), by the Person making the inspection; and (ii) during the continuance of an Event of Default, by Lessee.

                                   ARTICLE XIV

                              GENERAL TAX INDEMNITY

     Section 14.01 GENERAL TAX INDEMNITY. The terms and conditions of the General Tax Indemnity are set forth in full in EXHIBIT G.

                                   ARTICLE XV

                                GENERAL INDEMNITY

     Section 15.01 GENERAL INDEMNITY. The terms and conditions of the General Indemnity are set forth in full in EXHIBIT H.

                                   ARTICLE XVI

                   PERFECTION OF TITLE AND FURTHER ASSURANCES

     Section 16.01 TITLE TO AIRCRAFT. Title to the Aircraft shall at all times remain vested in Lessor and it is the intent of Lessor and Lessee that this Agreement shall constitute a lease for all purposes and shall not be characterized by either of them under any circumstances as a borrowing or indebtedness of Lessee that is not a "true lease". If at any time any filing, notarization or recording is necessary or reasonably advisable to protect the interest of Lessor in the Aircraft or this Lease, Lessee shall, at its sole cost and expense at the reasonable request of Lessor, cause this Lease and any financing statements with respect thereto, and any and all additional instruments that shall be executed pursuant to the terms hereof or thereof to be kept, filed, notarized and recorded and to be re-executed, re-notarized, refiled and re-recorded in the appropriate office or offices pursuant to applicable Laws, to perfect, protect and preserve the rights and interests of Lessor hereunder and in the Aircraft, including the right of Lessor to repossess, and export from any country, the Aircraft, the Engines and the Parts following an Event of Default.

     Section 16.02 FURTHER ASSURANCES. The Lessee and the Lessor will each promptly and duly execute and deliver to the other such further documents and assurances and take such further action as the other may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of the Lessor and the Lessee hereunder.

                                  ARTICLE XVII

                           EVENTS OF DEFAULT; REMEDIES

     Section 17.01 EVENTS OF DEFAULT. Any one or more of the following occurrences or events shall constitute an Event of Default (whether such occurrences or events shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or of any other Governmental Entity):

          (a) Lessee shall fail to make any payment of Rent to Lessor when due and in the manner and at the place required under this Lease and such failure shall continue for a period of (i) in the case of Basic Rent or a payment of Stipulated Loss Value, within three (3) Business Days after the date on which it is due, and (ii) in the case of any other payment of Supplemental Rent, within ten (10) Business Days after receipt by Lessee of a written demand therefor from Lessor or, if later, ten (10) Business Days after such other payment of Supplemental Rent is due and payable;

          (b) Lessee shall fail to obtain and maintain any insurance required under the provisions of Article XI or shall fail to perform or observe its covenants in Section 11.08(b);

          (c) Any representation or warranty made by Lessee herein or in any other Operative Document, or in any document or certificate furnished to Lessor in connection with this Lease or pursuant hereto (other than the Tax Indemnity Agreement) proves to have been incorrect in any material respect at the time made and shall not be remedied within thirty (30) days after notice thereof has been given to the Lessee by the Lessor;

          (d) [reserved];

          (e) Lessee shall make or permit any assignment or transfer of this Lease, or any interest therein, or of the right to possession of or operational control over the Aircraft, the Airframe, and any Engine or any Part other than as permitted by the Operative Documents, and such assignment or transfer of operational control shall continue unremedied for a period of thirty (30) days after delivery of notice thereof from the Lessor to the Lessee;

          (f) Lessee shall fail to perform or observe any other material covenant, condition or agreement to be performed or observed by it pursuant to this Lease or any other Operative Document to which it is a party (other than the Tax Indemnity Agreement) and such failure shall continue unremedied for a period of thirty (30) days after delivery of notice of such failure from the Lessor to the Lessee, unless such failure is curable and the Lessee shall, after the delivery of such notice (or such date), be diligently proceeding to correct such failure and shall in fact correct such failure within 120 days after delivery of such notice (or such date), PROVIDED that the covenant to provide notice to Lessor in Section 13.01(b) shall be deemed to be cured if Lessee provides such notice within the foregoing time periods after notice from Lessor, unless Lessor shall have been materially adversely affected by the delay in the delivery of such notice;

          (g) Lessee consents to the appointment of a receiver, examiner, administrator, trustee, official manager, custodian, or liquidator or provisional liquidator of itself or of a substantial part of its property or Lessee admits in writing its inability to pay its debts generally as they come due, or makes a general assignment for the benefit of creditors, or Lessee files a voluntary petition in bankruptcy or a voluntary petition seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect), or an answer admitting the material allegations of a petition filed against Lessee, in any such proceeding, or Lessee by voluntary petition, answer or consent seeks relief under the provisions of any bankruptcy or other similar law providing for the insolvency, reorganization or winding-up of corporations, or provides for an agreement, composition, extension or adjustment with its creditors;

          (h) An order, judgment or decree is entered by any court, with or without the consent of Lessee appointing a receiver, examiner, administrator, trustee, official manager, custodian or liquidator or provisional liquidator for Lessee or if all or any substantial part of the property of Lessee is sequestered, and any such order, judgment or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof;

          (i) A petition against Lessee in a proceeding under the bankruptcy, insolvency or other similar Laws (as now or hereafter in effect) is filed and is not withdrawn or dismissed within sixty (60) days thereafter and is not being disputed in good faith with reasonable chance of success, or if, under the provisions of any Law providing for reorganization or winding-up of corporations that may apply to Lessee, any court of competent jurisdiction assumes jurisdiction over, or custody or control of, Lessee or of all or any substantial part of Lessor's property and such jurisdiction, custody or control remains in effect, unrelinquished, unstayed or unterminated for a period of sixty (60) days and is not being disputed in good faith with reasonable chance of success;

          (j) Lessee voluntarily or involuntarily suspends all or substantially all of its operations or if all or substantially all of the franchises, concessions, permits, licenses, rights or privileges required for the conduct of the business and operations of Lessee are revoked, canceled or otherwise terminated and, in the case of any involuntary suspension only, such involuntary suspension (including, but not limited to, a suspension by Lessee due to an imminent labor disruption or regulatory suspension) continues for a period of ninety (90) days, PROVIDED that, if an involuntary suspension directly results from a general grounding by the Aeronautical Authority of all aircraft of the same type and series as the Aircraft, such involuntary suspension continues for a period of one hundred eighty (180) days;

          (k) This Lease ceases to be in full force and effect or to be a legal, valid and binding obligation of Lessee, in whole or in material part, enforceable against Lessee in accordance with its terms as a result of any act or omission of Lessee;

          (l) Lessee repudiates its obligations under this Lease in whole or in material part;

          (m) An "Event of Default" shall have occurred under any Other Lease (as defined therein);

          (n) Lessee shall cease at any time during the Term to be a Section 1110 Person and such circumstance results in the Owner Trustee no longer being entitled to the benefits of Section 1110; or

          (o) Lessee shall receive notice of default or exercise of remedies with respect to the payment or performance of any indebtedness or other obligation to any third party and any such default or exercise of remedies results in an acceleration of such indebtedness or obligation; provided, however, that the aggregate amount of any such indebtedness or obligation is in excess of $3,500,000 (determined in the case of borrowed money by the amount outstanding under the agreement pursuant to which such borrowed money was borrowed, in the case of a deferred purchase price by the remaining balance and in the case of a lease by the present value of the remaining rent payable thereunder);

PROVIDED that, notwithstanding anything to the contrary contained in this Lease, any failure of the Lessee to perform or observe any covenant, condition, or agreement herein shall not constitute an Event of Default under clause (f) above if such failure is caused solely by reason of an event referred to in the definition of "EVENT OF LOSS" so long as the Lessee is continuing to comply with the applicable terms of Section 12.

     Section 17.02 REMEDIES. (a) Upon the occurrence of any Event of Default, Lessor may at its option declare this Lease to be in default; PROVIDED that, upon the occurrence of any Event of Default specified in paragraphs (g), (h) or
(i) of Section 17.01, this Lease shall automatically be deemed to have been declared in default. Once this Lease has been declared to be in default or is deemed to have been so declared then, and at any time thereafter, Lessor shall be entitled to exercise any of the following remedies as Lessor in its sole discretion shall elect, to the extent permitted by applicable Law then in effect without making demand or giving notice or the taking of any other action, require that Lessee, and Lessee shall upon the written request of Lessor and at Lessee's expense, immediately return the Aircraft to Lessor in the manner specified in such written request, in which event such return shall not be delayed for purposes of complying with the return conditions specified in
Article XVIII (none of which conditions shall be deemed to affect Lessor's possession of the Aircraft) or be delayed for any other reason, PROVIDED HOWEVER, that Lessor, at Lessor's option, may require Lessee to and Lessee shall thereafter take such actions as would be required by the provisions of this Lease if the Aircraft were being returned at the end of the Term, subject to making the Aircraft available to Lessee if Lessor has then repossessed the Aircraft. In addition, Lessor, at its option and to the extent permitted by applicable Law, may enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and, at Lessor's sole option, remove the same (including any engine that is not an Engine but that is installed on the Airframe, subject to the rights of the owner, lessor or secured party thereof) by summary proceedings or otherwise;

          (b) Sell at private or public sale, as Lessor may determine, or hold, use, operate or lease to others the Aircraft as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee except as set forth in this Section 17.02;

          (c) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or (b) above, Lessor, by fifteen (15) days' written notice to Lessee specifying a payment date, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice any unpaid Basic Rent for the Aircraft to and including the payment date specified in such notice, PLUS, as liquidated damages for loss of bargain and not as a penalty (in lieu of Basic Rent payable for the period commencing after the date specified for payment in such notice), whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with accrued interest thereon, if any, to the extent permitted by applicable Law at the Interest Rate from the date specified for payment in such notice to the date of actual payment: (i) the amount if any, by which (x) the Stipulated Loss Value computed as of the payment date specified in such notice (plus the amount of the deferred Basic Rent, if any, as of such date as set forth in the column headed "Deferred Basic Rent" in Schedule SLV, and minus the amount of prepaid Basic Rent, if any, as of such date as set forth in the column headed "Prepaid Basic Rent" in Schedule SLV), exceeds (y) the aggregate Fair Market Rental Value (determined in accordance with the Appraisal Procedure) of the Aircraft for the remainder of the Basic Term (or if in a Renewal Term, then until the scheduled end of the Renewal Term), after discounting such Fair Market Rental Value periodically (equal to installment frequency) to present worth as of the payment date specified in such notice using the Treasury Rate as of such date, (ii) the amount if any, by which (x) the Stipulated Loss Value computed as of the payment date specified in such notice (plus the amount of the deferred Basic Rent, if any, as of such date as set forth in the column headed "Deferred Basic Rent" in Schedule SLV, and minus the amount of prepaid Basic Rent, if any, as of such date as set forth in the column headed "Prepaid Basic Rent" in Schedule SLV), exceeds (y) the

Fair Market Sales Value (determined on the basis of an arms-length transaction between a willing seller and a willing buyer both with full knowledge of the relevant facts, including the actual condition and maintenance status of the Aircraft at such time) of the Aircraft as of such date, or (iii) the amount, if any, by which (x) the aggregate Basic Rent for the remainder of the Basic Term (or if in a Renewal Term, then until the scheduled end of the Renewal Term), discounted periodically (equal to installment frequency) to present worth as of the payment date using the Treasury Rate as of such date, exceeds (y) the Fair Market Rental Value (determined in accordance with the Appraisal Procedure) of the Aircraft for the remainder of the Basic Term (or if in a Renewal Term, then until the scheduled end of the Renewal Term), after discounting such Fair Market Rental Value periodically (equal to installment frequency) to present worth as of the payment date specified in such notice using the Treasury Rate as of such date;

          (d) In the event that Lessor, pursuant to Section 17.02(b), shall have sold the Aircraft, Lessor, in lieu of exercising its rights under Section 17.02(c), may demand that Lessee pay Lessor, and Lessee shall pay Lessor on the date of such sale, any unpaid Basic Rent and Supplemental Rent for the Aircraft payable up to and including the Rent Payment Date next succeeding the date of such sale, plus, as liquidated damages for loss of bargain and not as a penalty (in lieu of Basic Rent for the Aircraft payable after the time of such sale), the amount of any deficiency between the net proceeds of such sale and the Stipulated Loss Value, computed as of the Rent Payment Date next succeeding the date of such sale, together with interest thereon, to the extent permitted by applicable Law, at the Interest Rate from the date as of which such Stipulated Loss Value is computed until the date of actual payment;

          (e) In the event that Lessor, pursuant to Section 17.02(b), shall have re-leased the Aircraft, Lessor, in lieu of exercising its rights under Section 17.02(c), may demand that Lessee pay Lessor, and Lessee shall pay Lessor, any unpaid Basic Rent for the Aircraft payable up to the date of the Re-leasing, plus, as liquidated damages for loss of bargain and not as a penalty (in lieu of Basic Rent for the Aircraft payable after the time of such re-leasing (the "RE-LEASING")), together with accrued interest thereon, if any, at the Interest Rate to the date specified for payment, the amount, if any, by which (i) the aggregate Basic Rent that would otherwise have become due over the Basic Term (or if in a Renewal Term, then until the scheduled end of the Renewal Term) for the Aircraft determined without regard to the exercise of remedies under this
Article XVII (the "ORIGINAL TERM"), discounted periodically (equal to installment frequency) to present worth as of the date of Re-leasing using the Treasury Rate as of such date, exceeds (ii) the sum of (A) the aggregate basic rental payments to become due under the Re-leasing from the date of the Re-leasing to the earlier of (x) the end of the term of the Re-leasing and (y) the date upon which the Original Term would have expired, discounted periodically (equal to installment frequency) to present worth as of the date of the Re-leasing using the Treasury Rate as of such date and (B) an estimate of Fair Market Rental Value (determined in accordance with the Appraisal Procedure) for the period, if any, commencing on the end of the Re-leasing through the end of the Original Term, discounted periodically (equal to installment frequency) to present worth as of the date of the Re-leasing using the Treasury Rate as of such date;

          (f) Proceed by appropriate court action or actions, either at law or in equity, to enforce the performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof and/or for any loss suffered by Lessor by reason of the return of the Aircraft to Lessor otherwise than on the last day of the Term and/or to rescind this Lease; and/or

          (g) Terminate this Lease by written notice and repossess the Aircraft.

     In addition to the foregoing, Lessee shall be liable for any and all unpaid Basic and Supplemental Rent during or after the exercise of any of the aforementioned remedies, together with interest on such unpaid amounts at the Interest Rate, until Lessor shall have recovered in full the amounts payable to Lessor under this Section 17.02 and for all reasonable legal fees and other costs and expenses incurred by

Lessor (on a full indemnity basis) by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto including all costs and expenses incurred in connection with the return of the Aircraft in accordance with the terms of Article XVIII or in placing the Aircraft in the condition and with the airworthiness certification as required by such Article XVIII.

     In effecting any repossession of the Aircraft, Lessor and its representatives and agents, to the extent permitted by Law, shall:

               (i) have the right to enter upon any premises which it reasonably believes the Aircraft, the Airframe, an Engine or a Part to be located;

               (ii) not be liable, in conversion or otherwise, for the taking of any personal property of Lessee that is in or attached to the Aircraft, the Airframe, any Engine or Part that is repossessed; PROVIDED, HOWEVER, that Lessor shall return to Lessee all personal property of Lessee or its customers that was on the Aircraft at the time Lessor re-takes possession of the Aircraft;

               (iii) if Lessee is either obstructing or not reasonably cooperating with the return to Lessor of the Aircraft or any part thereof, not be liable or responsible, in any manner, for any inadvertent damage or injury to any of Lessee's property in repossessing and holding the Aircraft, the Airframe, any Engine or Part, except for that directly caused by Lessor's gross negligence or willful misconduct;

               (iv) have the right to maintain possession of and dispose of the Aircraft, the Airframe, any Engine or Part on any premises owned by Lessee or under Lessee's control; and

               (v) have the right to obtain a key to any premises on or at which the Aircraft, the Airframe, any Engine or Part, may be located from the landlord or owner thereof.

     If required by Lessor, Lessee, at its sole expense, shall make the Aircraft, the Airframe, any Engine or Part available at a place designated by Lessor in accordance with Article XVIII. Lessee hereby agrees that, in the event of the return to or repossession by Lessor of the Aircraft, the Airframe, any Engine or Part, any rights in any warranty (express or implied) heretofore assigned to Lessee or otherwise held by Lessee shall without further act, notice or writing be assigned or reassigned to Lessor, if assignable. Lessee shall be liable to Lessor for all expenses, disbursements, costs and fees incurred (i) in repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing the Aircraft, the Airframe, any Engine or Part to the condition required by Article XVIII and (ii) in the event of a repossession of the Aircraft by Lessor following an Event of Default, in preparing the Aircraft, the Airframe, any Engine or Part for sale or lease, advertising the sale or lease of the Aircraft, the Airframe, any Engine or Part and selling or releasing the Aircraft, the Airframe, any Engine or Part and for any reasonable expenditures which Lessor considers advisable to repair and restore the Aircraft, the Airframe, any Engine or Part to the condition required by Article XVIII, all at Lessee's sole expense.

     No remedy referred to in this Section 17.02 is intended to be exclusive, but, to the extent permissible hereunder or under applicable Law, each shall be cumulative and in addition to any other remedy referred to or otherwise available to Lessor at Law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any subsequent Default or Event of Default.

                                  ARTICLE XVIII

                             RETURN OF THE AIRCRAFT

     Section 18.01 RETURN. On the expiration of the Term or at such other time as Lessee shall be required to return the Aircraft to Lessor pursuant to the terms hereof, Lessee, at its own expense, shall deliver the Aircraft to Lessor at the Return Location equipped with all required Parts and all Engines (or Replacement Engines delivered in accordance with Section 18.03), duly installed thereon and with all Aircraft Documents complete and up to date and in all cases in the Return Conditions and reasonably acceptable to Lessor. The Aircraft, at the time of return to Lessor, shall be in the same configuration as on delivery, except as modified in accordance with the terms and conditions of this Lease and the Return Conditions, and be fully equipped with the Engines or equivalent engines owned by Lessee (and complying with Section 18.03) APU, landing gears and other equipment and modifications properly installed thereon. The Aircraft shall be in a condition suitable for immediate operation in accordance with commercial passenger airline standards.

     Section 18.02 NO LIENS. Immediately prior to the Return Occasion, Lessee shall, at its cost, ensure that the Aircraft, Engines and Parts are free and clear of all Liens, except Lessor's Liens.

     Section 18.03 RETURN OF ENGINES. In the event any engine not owned by Lessor shall be returned with the Airframe in lieu of an Engine and the reason therefor is other than that an Event of Loss has occurred to such Engine, Lessor shall not be obligated to accept such engine unless it meets the requirements for a Replacement Engine, is free and clear of Liens, is suitable for use on the Airframe with the other Engine or engine being returned with the Airframe, in the condition required by EXHIBIT D-1 or EXHIBIT D-2, as applicable, and has an expected useful life at least equal to, the Engine that should have been returned, assuming such Engine which should have been returned was in the condition and repair as required by the terms hereof immediately prior to such required. Lessee shall, at its own expense and concurrently with such delivery, convey such Replacement Engine to Lessor in accordance with the requirements in
Section 12.02(a). Upon full compliance with this Section 18.03 and passage of title to such engine to Lessor, such engine shall be an Engine for all purposes of this Lease and Lessor shall transfer to Lessee all Lessor's right, title and interest in an Engine constituting part of the Aircraft so returned but not installed on the Aircraft at the time of such return, without any representation, warranty or recourse of any kind whatsoever, express or implied, except a warranty that such Engine is free and clear of Liens created by Lessor.

     Section 18.04 CONDITION OF THE AIRCRAFT. Upon the Return Occasion, Lessee shall, at its cost, cause the Aircraft to comply with all of the Return Conditions.

     Section 18.05 RETURN CERTIFICATES. (a) Upon completion of the ground inspections and the functional check flight of the Aircraft referred to in EXHIBIT D-1 or EXHIBIT D-2, as applicable, Lessor shall either:

               (i) accept the return of the Aircraft and sign the Return Acceptance Certificate with any deficiencies noted thereon and deliver the same to Lessee; or

               (ii) if the Aircraft fails to conform to the Return Conditions, notify Lessee of the non-conforming items in writing.

          (b) The provisions of this Section 18.06 shall be without prejudice to the rights or remedies of Lessor or to the obligations of Lessee under any other provision of this Lease.

     Section 18.06 [Intentionally Omitted].

     Section 18.07 REGISTRATION AND DEREGISTRATION COSTS. Lessee shall be solely responsible for any and all costs relating to the exportation and de-registration of the Aircraft from the State of Registration (if other than the United States), if any, in connection with the redelivery of the Aircraft to Lessor as required hereby, including the cost of obtaining any necessary certificates of airworthiness for export in respect of the Aircraft.

     Section 18.08 AIRPORT AND NAVIGATION CHARGES. Lessee will ensure that on the Return Occasion, any and all airport, navigation and other charges imposed or levied by the airport at which the Aircraft is habitually based as at the date of the Return Occasion (if located outside the United States) that give rise or might if unpaid give rise to any Lien, right of detention or right of sale in relation to the Aircraft, any Engine or any Part, whether incurred in respect of the Aircraft or any other aircraft operated by Lessee, have been paid and discharged in full and will at Lessor's request produce evidence thereof satisfactory to Lessor, which may include a certificate of an officer of Lessee stating that all such outstanding airport, navigation or other charges have been paid in full and that no such charge is being contested by Lessee.

     Section 18.09 AID IN DISPOSITION. Lessee agrees that during the last 180 days of the Term (and during the storage period set forth in Section 18.11) it will cooperate in all reasonable respects with the efforts of Lessor to lease or sell the Aircraft, including, without limitation, permitting potential lessees or purchasers to inspect the Aircraft and the records relating thereto, PROVIDED that Lessee shall not be required to incur out-of-pocket expenses for which it is not to be reimbursed or interrupt the use and operation of the Aircraft.

     Section 18.10 STORAGE FOLLOWING RETURN OCCASION. Upon any expiration or termination of this Lease for the Aircraft, at the written request of Lessor, Lessee will arrange, or will cause to be arranged, secured ramp storage facilities and storage maintenance for the Aircraft (properly insured) at an appropriate storage area (which shall include any of Lessee's hangar facilities suitable for such aircraft) for the Aircraft for a period not exceeding sixty
(60) days at Lessee's expense (other than for the costs of insurance and storage maintenance, which Lessor shall reimburse to Lessee) and at Lessor's risk. Notwithstanding other provisions of this Article 18, in the event of an Event of Default all storage, maintenance, insurance costs and risk of loss for the Aircraft shall be for the account of Lessee.

     Section 18.11 LESSEE'S CONTINUING OBLIGATIONS. In the event that Lessee does not return the Aircraft to Lessor on the last day of the Term in the condition required by Sections 18.01 through 18.04, whether as a result of any termination under Section 17.02 or otherwise, and whether or not the reason for such failure to return is within the control of Lessee:

             (a) the obligations of Lessee under this Lease (other than the payment of Basic Rent, which shall be governed by Section 18.11(b )) shall continue in full force and effect on a day-to-day basis until such return, and the Lessee shall be obligated to continue to perform its obligations under this Lease, including, without limitation, the obligation to maintain insurance coverages, and the Term shall be deemed to be extended on a day-to-day basis, PROVIDED that nothing in this paragraph (a ) shall be deemed to constitute a waiver of any right that Lessor may have consequent upon any Event of Default by Lessee; and

             (b) until such time as the Aircraft is redelivered in accordance with the Return Conditions or the Lessor accepts return of the Aircraft and delivers a Return Certificate pursuant to Section 18.05, instead of paying the Basic Rent specified in the definition thereof, the Lessee shall pay one hundred percent (100%) of such Basic Rent (calculated on a daily basis) for the period from the date that the Aircraft was required to be returned to the date on which it is actually returned and put into the condition required by this Article XVIII and EXHIBIT D-1 or EXHIBIT D-2, as applicable, or the Lessor accepts return of the Aircraft and delivers a Return Certificate pursuant to Section 18.05, PROVIDED that, if Lessee's failure to return the Aircraft is solely and directly the result of Lessor's failure to complete any inspection and acceptance in a commercially reasonable manner, then Lessee shall pay no Basic Rent during such delay, and during any such period, Lessee shall not use or operate the Aircraft except as required by this Lease. When the Lessor accepts return of the Aircraft and delivers a Return Certificate pursuant to Section 18.05, the Term shall end and Lessee's obligations under this Lease shall cease, except as provided in Section 20.13 hereof.

                                   ARTICLE XIX

                                   ALIENATION

     Section 19.01 SUCCESSOR OWNER TRUSTEE. (a) The Owner Trustee or any successor Owner Trustee may resign or may be removed (with the consent of the Lessee not to be unreasonably withheld) by the Beneficiary, and a successor Owner Trustee may be appointed (with the prior written consent of the Lessee, not to be unreasonably withheld) and a Person may become Owner Trustee under the Trust Agreement only in accordance with the provisions of Section 9.01 of the Trust Agreement and the provisions of this Section 19.01. The appointment in any manner of a successor Owner Trustee pursuant to the Trust Agreement shall be subject to the following conditions:

                  (i) such successor Owner Trustee shall be a Citizen of the United States;

                  (ii) such successor Owner Trustee shall be a bank or a trust company having combined capital, surplus and undivided profits of at least $100,000,000;

                  (iii) such appointment shall not violate any provisions of the Federal Aviation Act or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered or create a relationship which would be in violation of the Federal Aviation Act or any applicable rule or regulation of the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered;

                  (iv) such successor Owner Trustee shall enter into an agreement or agreements, in form and substance reasonably satisfactory to the Lessee and the Beneficiary whereby such successor Owner Trustee confirms that it shall be deemed a party to this Lease and each other Operative Document to which the Owner Trustee is a party and agrees to be bound by all the terms of such documents applicable to the Owner Trustee and makes the representations and warranties contained in Section 5.02 hereof (except that it may be duly incorporated, validly existing and in good standing under the laws of the United States of America or any State thereof); and

                  (v) all filings of UCC financing and continuation statements, filings in accordance with the Federal Aviation Act and amendments thereto shall be made and all further actions taken in connection with such appointment as may be necessary in connection with maintaining the valid and continued registration of the Aircraft in accordance with the Federal Aviation Act.

     Section 19.02 ALIENATION BY LESSOR. (a) Lessor may not, without the prior consent of the Lessee, assign any of its rights under or interest in this Lease except to a successor Owner Trustee as provided in Section 19.01 or as otherwise expressly provided herein or in any other Operative Document. Lessee shall provide Lessor with such information regarding the location of the Aircraft in connection with any such assignment as the Lessor may reasonably request.

          (b) Lessor may enter into a Financing with a Financing Party upon twenty (20) days' prior written notice to Lessee, and Lessee agrees to execute and deliver in connection with any Financing such documents and assurances (including an acknowledgment of the Financing and a certificate as to the absence of any Default under this Lease) and to take such further action as the Owner Trustee may reasonably request in connection with the Financing. A Financing Party shall be entitled to be an Indemnitee and an Additional Insured.

          (c) In connection with a Financing by the Lessor, (i) as a condition precedent to such Financing becoming effective, Lessor will procure that the Financing Party shall execute and deliver to Lessee a letter of quiet enjoyment reasonably acceptable to Lessee in respect of Lessee's use and possession of the Aircraft, (ii) the Lessor shall reimburse Lessee for any reasonable costs and expenses (including reasonable attorneys' fees) actually incurred by Lessee in connection with such Financing, and (iii) no such Financing shall increase the expenses or indemnity obligations of Lessee hereunder or under any other Operative Document., including without limitation obligations under Article XIV or XV hereof or the Tax Indemnity Agreement.

     Section 19.03 BENEFIT AND BINDING EFFECT. The terms and provisions of this Lease shall be binding upon and, subject to the limitations on assignment of rights hereunder, inure to the benefit of the Lessor and the Lessee and their respective successors and permitted assigns. Nothing herein shall be construed as creating rights in any other Person except, to the extent provided herein, the Beneficiary. The obligations to indemnify each Indemnitee are made for the benefit of such Indemnitee and its respective successors and permitted assigns.

     Section 19.04 PERMITTED SUBLESSEE'S PERFORMANCE AND RIGHTS. Any obligation imposed on the Lessee in this Lease shall require only that the Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by any sublessee or transferee of the Airframe or any Engine or Part permitted by the terms hereof under a Sublease or transfer agreement then in effect shall constitute performance by the Lessee and to the extent of such performance discharges such obligation by the Lessee. Except as otherwise provided in Section 8.01(c)(iii)(F) or a Sublease, a Permitted Sublessee shall have the rights granted to the Lessee hereunder with respect to the Aircraft, Airframe and Engines, and the provisions of this Lease shall be interpreted to permit a Permitted Sublessee to exercise such rights to the extent permitted in the relevant Sublease.

     Section 19.05 ALIENATION BY LESSEE. Except as provided in Article VIII, Lessee shall not assign, transfer or otherwise dispose of or create any Lien in or over its rights or obligations, or both, or, except as expressly permitted by the terms hereof, delegate any of its obligations under this Lease or any other Operative Document, except with the prior written consent of Lessor.

                                   ARTICLE XX

                                  MISCELLANEOUS

     Section 20.01 SEVERABILITY. Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by Law, Lessee and/or Lessor hereby waives any provisions of Law which renders any provisions hereof prohibited or unenforceable in any respect.

     Section 20.02 NOTICES. Any report, notice, request, demand or other communication to or upon the parties hereto under this Lease shall (i) be in the English language and in writing; (ii) be deemed to have been delivered to a party if it is (1) left at the address of that party specified below or at such other address as that party may notify to the other party from time to time,(2) sent by courier to that party at that address, or
(3) sent by facsimile to the facsimile number of that party specified below or to such other number as that party may notify the other party from time to time;
(iii) signed on behalf of the party giving, serving or making the same by any attorney, director, officer, secretary, partner, agent or other duly authorized representative of such party; and (iv) be effective (A) in the case of a letter or delivery by courier, when left at the address referred to above ; or (B) in the case of a facsimile transmission, when receipt is confirmed by return facsimile or by telephone or on actual receipt if not so confirmed.

For the purposes of this Lease, all reports, notices, requests, demands or other communications shall be given or made by being addressed as follows:

          (a)  if to Lessor to:

               Wells Fargo Bank Northwest, National Association
               79 South Main Street Salt Lake City, Utah 84111
               Tel:  (801) 246-5630
               Fax:  (801) 246-5053
               Attn: Corporate Trust Department

               with a copy to:

               Mitsui & Co. (U.S.A.), Inc.
               200 Park Avenue
               New York, NY  10166
               Tel:    (212) 878-4314
               Fax:    (212) 878-0979
               Attn:   General Manager, Aerospace, Marine and Motor Vehicle
                       Department

          (b)  if to Lessee to:

               Chautauqua Airlines, Inc.

               2500 S. High School Road
               Indianapolis, Indiana  46241
               Tel:    (317) 484-6047
               Fax:    (317) 484-6060
               Attn:   President

               with a copy to:

               Wexford Capital LLC
               411 West Putnam Avenue
               Greenwich, Connecticut 06830
               Tel:    (203) 862-7000
               Fax:    (203) 862-7490
               Attn:   President

PROVIDED, that any report, notice, request, demand or other communication delivered to Lessee in accordance with this Section 20.02 shall be effective as to Lessee without regard to whether such report, notice, request, demand or other communication has been delivered to Wexford Capital LLC.

     Section 20.03 LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of the covenants, agreements or obligations contained herein, Lessor shall have the right, but not the obligation, to make such payment or conform or comply with such agreement, covenant or obligation, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance thereof or compliance therewith, together with interest thereon at the Interest Rate, shall be payable by Lessee to Lessor, as Supplemental Rent, upon demand. Lessor agrees to notify Lessee in writing prior to making any payment or exercising any right under this Section 20.03, unless the Aircraft will be in danger of loss, sale, confiscation, forfeiture or seizure should such payment not be made or right exercised. The taking of any such action by Lessor shall not constitute a waiver or release of any obligation of Lessee under this Lease, nor a waiver of any Default or Event of Default which may arise out of Lessee's nonperformance of such obligation, nor an election or waiver by Lessor of any remedy or right available to Lessor under or in relation to this Lease.

     Section 20.04 COUNTERPARTS, CHATTEL PAPER. This Lease may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the UCC as in effect in any applicable jurisdiction) no security interest in this Lease may be created through the transfer of possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Lessor on the signature page thereof.

     Section 20.05 CONCERNING OWNER TRUSTEE. It is understood and agreed that, except as otherwise expressly provided herein or in the Trust Agreement or any other Operative Document, WFB is entering into this Lease solely in its capacity as trustee as provided in the Trust Agreement and not in its individual capacity and in no case whatsoever will WFB be liable or accountable in its individual capacity for any of the statements, representations, warranties, agreements or obligations of Lessor hereunder, or for any loss in respect thereof, as to all of which all interested parties agree to look solely to the Trust Estate; PROVIDED that nothing in this Section 20.05 shall be deemed to limit in scope or substance the personal liability of WFB (a) to Beneficiary as expressly set forth in the Trust Agreement, (b) in respect of the representations, warranties and agreements of WFB expressly made in its individual capacity herein or in any other Operative Document to which it is a party, (c) for the consequences of its own gross negligence, willful misconduct and, in receiving, handling or remitting of funds only, its willful misconduct or simple negligence as a trustee, (d) in respect of Lessor's Liens attributable to it in its individual capacity, and (e) taxes, fees or other charges on, or based on, or measured by, any fees, commissions or compensation received by it in connection with the transactions contemplated by the Operative Documents.

     Section 20.06 NO BROKERS. (a) Lessee hereby represents and warrants that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, to any Person, other than Seabury Securities LLC, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Lease.

                  (b) Lessor hereby represents and warrants that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, to any Person, other than Tombo Aviation Inc., any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Lease.

     Section 20.07 ENTIRE AGREEMENT; MODIFICATION OR REVISION. This Lease and the other Operative Documents is intended to be a complete and exclusive statement of the terms of the agreement of the parties hereto and this Lease and the other Operative Documents supersede any prior or contemporaneous agreements, whether oral or in writing in relation to the leasing of the Aircraft to Lessee. Neither this Lease nor any term of this Lease may be modified or waived except by an agreement in writing signed by the parties.

     Section 20.08 GOVERNING LAW; JURISDICTION. (a) THIS LEASE IS BEING DELIVERED IN THE STATE OF NEW YORK AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (b) The parties hereto each hereby irrevocably consents that any legal action or proceeding against it or any of its assets arising out of or relating to this Lease or any other Operative Document may be brought in any jurisdiction where it or any of its assets may be found, in the courts of the State of New York located in the County of New York, New York, and in the Federal courts sitting in the Southern District of New York, as the party bringing such action or proceeding may elect, and by execution and delivery of this Lease each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby. Nothing herein shall prevent any party from bringing any legal action or proceeding or obtaining execution of judgment in any other appropriate jurisdiction. The parties hereto further agree that a final judgment in any action or proceeding arising out of or relating to this Lease or any other Operative Document shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the indebtedness or liability therein described, or in any other manner provided by Law. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease or any other Operative Document brought in any court in or of New York, New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding in New York, New York has been brought in an inconvenient forum.

          (c) Each party hereto hereby irrevocably consents to the service by certified mail at its address set forth in Section 20.02 of any summons and complaint and any other process which may be served in any action or proceeding arising out of or relating to this Lease or any other Operative Document. Notwithstanding the foregoing, nothing herein shall affect the rights of either party to serve process in any other manner permitted by Law.

     Section 20.09 WAIVER OF IMMUNITY. To the extent that any party may in any jurisdiction claim for itself or its assets immunity from suit, execution, attachment (whether in aid of execution before judgment or otherwise) or other legal process and to the extent that in any such jurisdiction there may be attributed to itself or its assets such immunity (whether or not claimed), that party hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the full extent permitted by the Laws of such jurisdiction.

     Section 20.10 WAIVER OF JURY TRIAL. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Lease or any other Operative Document. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other transaction documents, as applicable, by, among other things, the mutual waivers and certifications in this section.

     Section 20.11 [RESERVED]. Section 20.12 CONFIDENTIALITY. The Lessor and Beneficiary agree to keep the following information confidential: all information that is included in any Exhibit hereto that is not filed with the FAA and such other information as any Party shall identify in writing to the other Parties as confidential information, including any such information that is so identified in connection with an inspection of the Aircraft pursuant to
Section 13.02. This confidentiality obligation shall survive the termination of this Lease for a period of one year following such termination, except that if this Lease shall have been terminated following an Event of Default, Lessor shall have the right to disclose such information as may be necessary in order to remarket the Aircraft and/or to enforce any remedy that may be available to it. Notwithstanding the foregoing, this Lease, the other Operative Documents and all information supplied by either of the parties hereunder or thereunder may be disclosed by any other party (1) as may be required by Law or by any court or administrative order, (2) to the extent that the substance hereof or thereof becomes public knowledge through no fault or negligence of such other party, (3) to such party's professional advisers and to the Manufacturer and Engine Manufacturer, and (4) to any subsequent potential transferees of the Aircraft, the Trust Estate or an interest therein or the Beneficial Interest or to a Financing Party, PROVIDED that any such Person agrees to be bound by this
Section 20.12.

     Section 20.13 TERMINATION. Upon the return of the Aircraft in accordance with Article XVIII or as otherwise provided in Section 18.11, the Term shall end, and the obligations of the Lessee to pay Rent (except for Supplemental Rent obligations surviving pursuant to Section 6.05 and Articles XIV and XV of this Lease or the Tax Indemnity Agreement or which have otherwise accrued but not been paid as of the Termination Date) shall cease.

                     [This space intentionally left blank.]

     IN WITNESS WHEREOF, Lessor and Lessee, each pursuant to due authority, have each caused this Aircraft Lease Agreement [N288SK] to be executed by their duly authorized officers on the day and year first above written.

                                        Lessor:

                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, except as expressly set forth
                                        herein, but solely as Owner Trustee

                                        By: /s/ Brett R. King
                                           -------------------------------------
                                           Name:  Brett R. King
                                           Title: Vice President

                                        Lessee:

                                        CHAUTAUQUA AIRLINES, INC.

                                        By: /s/ Robert H. Cooper
                                           -------------------------------------
                                        Name:  Robert H. Cooper
                                        Title: Vice President

     IN WITNESS WHEREOF, Lessor and Lessee, each pursuant to due authority, have each caused this Aircraft Lease Agreement [N288SK] to be executed by their duly authorized officers on the day and year first above written.

                                        Lessor:

                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, except as expressly set forth
                                        herein, but solely as Owner Trustee

                                        By: /s/ Brett R. King
                                           -------------------------------------
                                           Name:  Brett R. King
                                           Title: Vice President

                                        Lessee:

                                        CHAUTAUQUA AIRLINES, INC.

                                        By: /s/ Robert H. Cooper
                                           -------------------------------------
                                        Name:  Robert H. Cooper
                                        Title: Vice President

     The undersigned acknowledges receipt of this original counterpart of this Aircraft Lease Agreement [N288SK] on this __ day of ____________, 2001.


                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, except as expressly set forth
                                        herein, but solely as Owner Trustee

                                        By: /s/ Brett R. King
                                           -------------------------------------
                                        Name:  Brett R. King
                                        Title: Vice President

AIRCRAFT LEASE AGREEMENT []

                                                                     EXHIBIT A-1

                             DESCRIPTION OF AIRCRAFT

AIRFRAME:

MFG/MODEL                         SERIAL NO.                 REGISTRATION MARK
Embraer EMB-145LR                   145461                        N288SK

ENGINES (each of which has over 750 rated takeoff horsepower or the equivalent thereof):

MFG/MODEL                                                SERIAL NO.
Rolls-Royce Allison AE3007-A1P                           CAE 311866
Rolls-Royce Allison AE3007-A1P                           CAE 311867

                                                                       EXHIBIT C

                     FORM OF DELIVERY ACCEPTANCE CERTIFICATE
                                EMBRAER EMB-145LR
                                     MSN [ ]

     To:  Wells Fargo Bank Northwest, National Association
          79 South Main Street
          Salt Lake City, Utah 84111

     This Delivery Acceptance Certificate is delivered on the date set forth below by Chautauqua Airlines, Inc. (the "LESSEE") to Wells Fargo Bank Northwest, National Association, not in its individual capacity, except as expressly set forth therein, but solely as Owner Trustee (the "LESSOR") pursuant to Aircraft Lease Agreement [ ] dated as of June [ ], 2001 (the "LEASE") between Lessor and Lessee. Terms used in this Certificate shall have the same meanings as in the Lease.

     1. ACCEPTANCE. Lessee hereby indicates and confirms to Lessor that Lessee has at ________ hours, local time, on ______________ __, 2001 at the Delivery Location accepted from Lessor possession of:

          one (1) Embraer EMB-145LR airframe bearing manufacturer's serial no. , together with two (2) AE3007-A1P engines bearing manufacturer's serial nos. [ ] and [ ]; and

          one (1) ________ auxiliary power unit bearing manufacturer's serial no. ; and -------

          all equipment, accessories, furnishings and parts belonging to, installed in or appurtenant to that Airframe, those Engines and APU and all Aircraft Documents relating to such Airframe, Engines, APU, ancillary equipment or devices (excluding galley equipment, serving equipment and emergency medical equipment), and in full compliance with the terms of the Lease.

     2. CONFIRMATIONS. Lessee confirms that at the above mentioned time and on the above mentioned date (being the Delivery Date for the above Aircraft pursuant to the Lease):

               (i) Lessee became obligated to pay to Lessor the amounts provided for in the Lease in respect of the above mentioned Aircraft;

               (ii) the Aircraft is insured in accordance with the terms of the
                    Lease;

               (iii) Lessor has fully, duly and timely performed all of its obligations under the Lease; and

               (iv) the representations and warranties contained in Section 5.01 of the Lease are true and correct as at the date hereof (unless any such representation and warranty shall have been made with reference to a specified date,
                    in   which case such representation and warranty shall be
                    true and correct as of such specified date).

     3. RELIANCE. Lessee acknowledges and agrees that any Financing Party may rely upon all or any of the foregoing in granting any Financing and that funds may be advanced in reliance upon the foregoing.

     IN WITNESS WHEREOF, Lessee has caused this Delivery Acceptance Certificate to be executed on its behalf by its duly authorized officers or representatives pursuant to due corporate authority on this the Delivery Date.

                                        CHAUTAUQUA AIRLINES, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                                                     EXHIBIT D-3

                      FORM OF RETURN ACCEPTANCE CERTIFICATE
                                EMBRAER EMB-145LR
                                       MSN

To:  Chautauqua Airlines, Inc.
     2500 S. High School Road
     Indianapolis, Indiana 46241

          This Return Acceptance Certificate is delivered on the date set forth below by Wells Fargo Bank Northwest, National Association, not in its individual capacity, except as expressly set forth therein, but solely as Owner Trustee (the "LESSOR") pursuant to an Aircraft Lease Agreement [N288SK] dated as of June4, 2001 (the "LEASE") between Lessor and Lessee. Terms used in this Certificate shall have the same meaning as in the Lease.

          Lessor hereby indicates and confirms to Lessee that Lessor has at ___________hours, local time, on ______________, 20____ at
_______________________(1), being the agreed Return Location, accepted from Lessee possession of:

          one (1) Embraer EMB-145LR airframe bearing manufacturer's serial no. , together with its two (2) Rolls Royce Allison AE 3007-A1P engines bearing manufacturer's serial nos. [ ] and [ ] and one (1) __________ auxiliary power unit bearing manufacturer's serial no. _________ and all equipment, accessories, furnishings and parts belonging to, installed in or appurtenant to that Airframe, those Engines and APU and all Aircraft Documents relating to such Airframe, Engines, APU, ancillary equipment (excluding all of the galley equipment , serving equipment and emergency medical equipment).

               (i) in the required Return Conditions except as may be noted in Annex 3 hereto
               (ii) with a status as detailed in Annex 1.

          Lessee hereby certifies that no airport, navigation, or other charges are due with respect to the Aircraft.

                  [Remainder of page intentionally left blank]

----------
(1) Insert name of airport and city.

     IN WITNESS WHEREOF, Lessor has caused this Return Acceptance Certificate to be executed on its behalf by its duly authorized officers or representatives pursuant to due corporate authority on this the Return Occasion.

                                        WELLS FARGO BANK NORTHWEST, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Owner Trustee

                                        By
                                          --------------------------------------
                                        Name:
                                        Title:

                                        CHAUTAUQUA AIRLINES, INC.

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                                                      ANNEX 1 to
                                                   Return Acceptance Certificate

Aircraft Type:  Embraer EMB-145LR
MSN:            [                 ]
Registration:   [                 ]

Airframe:

Total Time:                         ________         Hrs

Engines:                                    Position #1                    Position #2
Engine Serial Number:                       [   ]                          [        ]
Percent of life remaining
to next OH:                                 ________                       ________
Percent of life remaining
to first limiting part:                     ________                       ________

Landing Gear:                               Nose                 Left Main          Right Main
Serial No.                                  ________             ________           ________
Percent of life remaining
to next OH:                                 ________             ________           ________

Brakes:
Percent of life remaining to replacement    ________             ________           ________

Tires:
Percent of life remaining to replacement    ________ ________    ________

                                                                       EXHIBIT E

                            LIST OF CLOSING DOCUMENTS

1.   Documents to be Provided by Lessee:

          a. Copies of the Certificate of Incorporation and By-laws of Lessee, certified by a duly authorized officer of the Lessee;

          b.   Good standing certificate of Lessee;

          c. Copies of the resolutions of the Board of Directors of the Lessee approving and authorizing the execution, delivery and performance of the Lease and the other Operative Documents in which Lessee is a party, and any and all other documents required to be executed and delivered on its behalf, certified by a duly authorized officer of the Lessee, together with such other documents and evidence with respect to it as Beneficiary may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents and the taking of all corporate proceedings in connection therewith;

          d. a Certificate of duly authorized officers of Lessee setting forth the names and signatures of the persons authorized and appointed to execute and deliver on behalf of Lessee the Lease and each other document to be delivered by Lessee thereunder and to take any action contemplated therein;

          e. A certificate dated the Delivery Date and signed by the chief executive officer and the chief financial officer or treasurer or their equivalent of Lessee, dated the Delivery Date, stating that: (i) the representations and warranties contained in Section
               5.01 of the Lease, Section 9(a) of the Purchase Agreement and
               Section 6 of the Engine Warranty Assignment are true and accurate on and as of the Delivery Date as though made on and as of such time (except to the extent such representations and warranties expressly relate solely to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date); (ii) no event has occurred and is continuing, or would result from the leasing of the Aircraft under the Lease, that constitutes a Default, an Event of Default or an Event of Loss (as such terms are defined in the Lease) and (iii) Lessee is not in default of any of its obligations under any Other Lease (as such term is defined in the Lease).

2.   Documents to be provided by the Trust Company:

     a. A copy of the Certificate of Incorporation or Articles of Incorporation or Articles of Association and By-Laws and general authorizing resolutions of the boards of directors (or executive committees) or other satisfactory evidence of authorization of the Trust Company, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Trust Company, which authorize the execution, delivery and performance by Trust Company of each of the Operative Documents to which it is a party, together with such other documents and evidence with respect to it as Lessee and Beneficiary may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents and the taking of all corporate proceedings in connection therewith;

     b. A good standing certificate of Trust Company and an incumbency certificate of Trust Company as to the person or persons authorized to execute and deliver the relevant Operative Documents on behalf of Trust Company and/or Owner Trustee, as the case may be; and

     c. An Officer's Certificate of Trust Company, dated the Delivery Date, stating that its representations and warranties, in its individual capacity and as Owner Trustee, set forth in the Lease and the other Operative Documents are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date).

3.   Documents to be provided by Seller:

          a. A copy of the Certificate of Incorporation and By-Laws and resolutions of the Board of Directors of Seller, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Seller, which authorize the execution, delivery and performance by Seller of each of the Operative Documents to which it is a party, together with such other documents and evidence with respect to it as Beneficiary may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents and the taking of all corporate proceedings in connection therewith;

          b. A good standing certificate of Seller and an incumbency certificate of Seller as to the person or persons authorized to execute and deliver the relevant Operative Documents on behalf of Seller, and;

          c. An Officer's Certificate of Seller, dated the Delivery Date, stating that its representations and warranties set forth in the Operative Documents to which it is a party are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

4.   Documents to be provided by Aero:

          d. A copy of the Certificate of Incorporation and By-Laws and resolutions of the Board of Directors of Aero, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Aero, which authorize the execution, delivery and performance by Aero of Assignment No. 1, Assignment No. 2 and the Bills of Sale (the "AERO DOCUMENTS"), together with such other documents and evidence with respect to it as Beneficiary may reasonably request in order to establish the consummation of the transactions contemplated by such documents and the taking of all corporate proceedings in connection therewith;

          e. A good standing certificate of Aero and an incumbency certificate of Aero as to the person or persons authorized to execute and deliver the Aero Documents on behalf of Aero, and;

          f. An Officer's Certificate of Aero, dated the Delivery Date, stating that its representations and warranties set forth in the Aero Documents are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

5.   Documents to be provided by Beneficiary:

          a. A copy of the Certificate of Incorporation and By-Laws and general authorizing resolutions of the board of directors (or executive committees) or other satisfactory evidence of authorization of Beneficiary, certified as of the Delivery Date by the Secretary or an Assistant Secretary of Beneficiary, which authorize the execution, delivery and performance by Beneficiary of each of the Operative Documents to which it is a party, together with such other documents and evidence with respect to it as Lessee may reasonably request in order to establish the consummation of the transactions contemplated by the Operative Documents and the taking of all corporate proceedings in connection therewith;

          b. A good standing certificate of Beneficiary and an incumbency certificate of Beneficiary as to the person or persons authorized to execute and deliver the relevant Operative Documents on behalf of Beneficiary, and;

          c. An Officer's Certificate of Beneficiary, dated the Delivery Date, stating that its representations and warranties set forth in the Operative Documents to which it is a party are true and correct as of the Delivery Date (or, to the extent that any such representation and warranty expressly relates to an earlier date, true and correct as of such earlier date);

6. A certificate of insurance signed by an Approved Insurance Broker or Approved Insurer evidencing compliance by Lessee with the provisions of Article XI.

7. A letter of undertaking signed by an Approved Insurer or by an Approved Insurance Broker complying with the provisions of Article XI.

8.   Legal opinions of:

          a. Fulbright & Jaworski L.L.P., special counsel to Lessee, substantially in the form attached to the Purchase Agreement as Exhibit F-1;

          b. Arthur H. Amron, in-house counsel to Lessee, substantially in the form attached to the Purchase Agreement as Exhibit F-2;

          c. Ray, Quinney & Nebeker, a Professional Corporation, special counsel to WFB and Owner Trustee, substantially in the form attached to the Purchase Agreement as Exhibit F-3;

          d. Daugherty, Fowler, Peregrin & Haught, a Professional Corporation, special FAA counsel, substantially in the form attached to the Purchase Agreement as Exhibit F-4;

          e. Pillsbury Winthrop LLP, special counsel to Beneficiary, substantially in the form attached to the Purchase Agreement as Exhibit F-5;

          f. Shuichi Shimoyama, Esq., manager of the Legal Department of Beneficiary, substantially in the form attached to the Purchase Agreement as Exhibit F-6;

          g. Arthur H. Amron, in-house counsel to Seller, substantially in the form attached to the Purchase Agreement as Exhibit F-7;

          h. Pinheiro Neto, special Brazilian counsel to Beneficiary, in a form reasonably satisfactory to Seller, the Beneficiary, the Lessor and the Lessee and addressed to Seller, the Beneficiary, the Lessor and the Lessee;

          i. (delivered only to Beneficiary) Pillsbury Winthrop LLP, special tax counsel to Beneficiary; and

          j. special counsel for the Manufacturer, in a form reasonably satisfactory to the Beneficiary and the Lessee and addressed to the Beneficiary, the Lessor and the Lessee[; and

          k. special Cayman Islands counsel for Aero, in a form reasonably satisfactory to Seller, the Beneficiary and the Lessee and addressed to Seller, the Beneficiary, the Lessor and the Lessee].

9. An executed counterpart of each of the Operative Documents and the Trust Agreement, duly executed by each of the parties thereto or a certified copy thereof, including, without limitation, an originally executed copy of the Lease and Lease Supplement No. 1 thereto;

10. The Delivery Acceptance Certificate for the Aircraft duly signed for and on behalf of Lessee;

11. A copy of the certificate of airworthiness for the Aircraft, which certificate shall be in full force and effect with no exceptions noted thereon;

12. Evidence that the aircraft has not been registered in any jurisdiction prior to the Delivery Date;

13. Evidence that any required export license, import license and all customs formalities relating to the export of the Aircraft from Brazil and the import of the Aircraft into the United States have been obtained or complied with (including, without limitation, copies of the following documents: (i) a print-out of the registration of the transaction with the Registry of Credit Transactions (the "Registro de Operacao de Credito RC") to be obtained by the Manufacturer through the SISCOMEX System in Brazil, (ii) a print-out of the Export Registration (the "Registro de Exportacao - RE") of the transaction to be obtained by the Manufacturer through the SISCOMEX System in Brazil, and (iii) the Export Certificate of Airworthiness to be issued by the Aerospace Technical Center ("Centro Tecnico Aerospacial - CTA") of the Ministry of Defense in Brazil with respect to the Aircraft and (iv) evidence reasonably satisfactory to Lessor of the amount due to the Manufacturer under the Manufacturer Purchase Agreement;

14. One or more Uniform Commercial Code financing statements signed by Lessee as debtor/lessee and naming Lessor as secured party/lessor;

15. A certified accurate summary of the Lessee's Maintenance Program and an excerpted copy of the Manufacturer Purchase Agreement to the extent relating to the Manufacturer's warranties and related obligations or any right in the Manufacturer Purchase Agreement assigned to Lessor pursuant to the Assignment No.2;

16. An excerpted copy of the Engine Warranty Agreement to the extent relating to the Engine Manufacturer's warranties and related obligations or any right in the Engine Warranty Agreement assigned to Lessor pursuant to the Engine Warranty Assignment & Consent;

17. An appraisal with respect to the Aircraft, in form and substance satisfactory to the Lessor.

18. Such other documents or conditions as Lessor may reasonably request, in form and substance satisfactory to Lessor.

                              POST-CLOSING MATTERS

     As soon as reasonably practicable following the Delivery Date, Lessee shall cause Special FAA Counsel to issue a post-recordation opinion indicating that the FAA-filed Documents (other than the Trust Agreement, the application for registration of the Aircraft with the FAA in the name of the Owner Trustee (together with any attachments thereto) and the notice of no prior registration of the Aircraft) have been recorded by the FAA.

     Written confirmation that the identification plate required to be affixed to the Airframe and Engines pursuant to Section 8.05 has been duly affixed.

     If necessary, evidence that the Consent and Agreement to each of Assignment No. 1 and Assignment No. 2 and the Guaranty by the Manufacturer, together with a certified translation of each such document, has been filed with the Brazilian Register of Deeds and Documents.

NOTE TO EXHIBIT 10.33

The two additional Aircraft Lease Agreements are substantially identical in all material respects to the filed Aircraft Lease Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
             N286SK                             June, 2001                           Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------
             N287SK                             June, 2001                           Mitsui & Co.
------------------------------------- ----------------------------------- -----------------------------------

------------------------------------- ----------------------------------- -----------------------------------

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------------------------------------- ----------------------------------- -----------------------------------